                                                                  EXHIBIT 10(m)

                             GENERAL AUTOMATION INC
                                      AND
                            FUTURE SERVICES LIMITED
                                      AND
                             TERENCE ANTHONY BOWMAN
                                      AND
                               IAN PRYCE DAWKINS
                                     BIBLE

Documents relating to

           DATE                                  DOCUMENT                                            PARTIES
   1.   27/02/1996                   Minutes of meeting of directors                            Future Services
                                                                                                Limited

   2.   27/02/1996                   Notice of Extraordinary General Meeting                    Future Services
                                                                                                Limited

   3.   27/02/1996                   Minutes of Extraordinary General                           Future Services
                                     Meeting                                                    Limited

   4.   27/02/1996                   Copy Special Resolution of Future                          Future Services
                                     Services Limited                                           Limited

   5.   27/02/1996                   Minutes of meeting of Board of directors                   Eurosystems Group
                                                                                                Limited

   6.   27/02/1996                   Letter to Companies House filing Special                   Future Services
                                     Resolution of the Company and Articles                     Limited
                                     of Association

   7.   27/02/1996                   Letter waiving legal representation                        Terence Anthony
                                                                                                Bowman and Ian
                                                                                                Pryce Dawkins on
                                                                                                behalf of Future
                                                                                                Services Limited

   8.  undated                       Stock Transfer Form                                        Ian Pryce Dawkins

   9.  undated                       Stock Transfer form                                        Terence Anthony
                                                                                                Bowman

   10. 06/03/1996                    Agreement                                                  General Automation
                                                                                                Inc. (1) Future
                                                                                                Services Limited (2)
                                                                                                Terence Anthony
                                                                                                Bowman (3) Ian
                                                                                                Pryce Dawkins (4)

   11.  06/03/1996                   Instrument                                                 Future Services
                                                                                                Limited (1) Terence
                                                                                                Anthony Dawkins (2)
                                                                                                Ian Pryce Dawkins(3)

   12.  06/03/1996                   Shares Mortgage                                            Ian Pryce Dawkins
                                                                                                (1) Terence Anthony
                                                                                                Bowman (2) General
                                                                                                Automation Inc. (3)

   13.  06/03/1996                   Debenture                                                  Future Services Ltd
                                                                                                (1) General
                                                                                                Automation Inc. (2)

                            FUTURE SERVICES LIMITED
                              COMPANY NO. 3023386

Minutes of a meeting of the directors held at 125 London Wall, London EC2Y 5AE on 27.2.1996 at 7:00 pm.


PRESENT:                  T. A. BOWMAN                            (Chairman)
                          I. P. DAWKINS


IN ATTENDANCE:


1. IT WAS RESOLVED that T A Bowman be and is hereby appointed as Chairman for the purposes of this meeting.

2. The Chairman announced that a quorum was present and declared the meeting open.

3. The directors declared that they were interested in the business of the meeting pursuant to Section 317 of the Companies Act 1985 in that they were directors of Eurosystems Group Limited ("EGL") and (former) directors of Krypton Group Limited ("KGL").

         Purchase of shares in EGL

4. The Chairman explained that it was intended that the Company would enter into an Agreement ("the Agreement") with General Automation Inc ("GAI") to acquire the remaining 49,951 ordinary shares of pound sterling 1.00 each in EGL ("the Shares") not already owned by FSL and currently registered in the name of KGL. It was reported the Shares would be transferred to the Company pursuant to the exercise by GAI of its power of sale in respect of the Shares under Clause 5 of a memorandum of deposit made between KGL and GAI dated 28 October 1993 ("the Memorandum of Deposit").

5.       Agreement

         It was noted that in entering into the Agreement the Company will be obliged to pay to GAI the sum of $600,000 under the terms set out in the Agreement in consideration of the acquisition of the shares.

         5.1 It was further noted that both the Company and the Directors undertook further obligations to GAI under the terms of the Agreement in respect of calculation of payments under the provisions of the Loan Note, the calculation of the eligible profits of EGL upon which payments would be based and extensive provisions regarding noteholder protection and events of default were set out in the Loan Note.

         5.2 It was noted that the principal amounts under the Loan Note would be paid by a half yearly payment to GAI based on the post tax net profits of EGL

         5.3 It was further noted that interest was payable under the Loan Note of $5,000 per month


6.       Fixed and Floating Charge

         It was noted that in support of the Company's obligations under the Loan Note the Company would enter into a Fixed and Floating Charge charging by way of legal mortgage any freehold and leasehold land, by way of fixed charge any plant machinery etc. together with book debts and any credit balances and by way of fixed charge all stocks shares debentures bonds notes loan capital in any subsidiary of the Company.

7.       The Shares Charge

         It was also noted that in support of the Company's obligations under the Agreement and Loan Note and in support of the directors' obligations under the Share Sale Agreement and the Loan Note the directors would enter into a Fixed Charge over the shares in the Company owned by the directors ("the Shares Charge").

8.       Approval of the transaction

         The Board considered the draft documentation and considered that $600,000 was a fair price to pay for the shares and it was satisfied that GAI has the necessary power under the Memorandum of Deposit to procure the transfer of the shares to the Company. The Board was also satisfied the Company would have the necessary resources to meet the payments required to GAI under the Agreement.


EXTRAORDINARY GENERAL MEETING

9.       The Chairman explained that:

         9.1 as the Chairman and Mr I P Dawkins were directors of KGL and were also directors and shareholders of FSL and that as the directors were to enter into the Shares Charge to secure the performance of FSL's obligations under the Agreement and the directors' obligations under the Agreement and FSL's and the directors obligations under the Loan Note, it was necessary for the Company to approve the proposed transactions in accordance with Section 320 of the Companies Act 1985.

         9.2 it was necessary as a result of the Shares Charge being given by the directors over the shares in the Company to alter the Company's Articles of Association to remove the restrictions on transfer of the Company's shares contained in the Company's articles of association and to remove the articles allowing the directors to allot further security and the articles dealing with pre-emption rights

10.      THERE WAS PRODUCED TO THE MEETING:

         10.1    a notice convening an extraordinary general meeting of the
                 Company to be held on the    day of February 1996 for the
                 purpose of considering and, if thought fit, passing the ordinary resolution set out therein approving the acquisition of the Shares and the execution of the Loan Note under the terms of the Agreement and the execution of the Fixed and Floating Charge together with the special resolution set out therein altering the Articles of Association of the Company to facilitate the charging of the shares in the Company by Messrs Bowman and Dawkins the directors;

         10.2    a form of consent to short notice.

11. IT WAS RESOLVED that the notice of extraordinary general meeting be and it is hereby approved and that the secretary be and he is hereby authorised and directed to issue the notice forthwith to the persons entitled to receive the same and subject to the form of consent to short notice being signed by the requisite majority, the extraordinary general meeting of the Company be convened and held forthwith.

12. The meeting was thereupon adjourned to enable the extraordinary general meeting to be held. On resumption of the meeting it was reported that the ordinary resolution set out in the notice of extraordinary general meeting had been duly passed.

13.      There was produced to the meeting: --

         13.1    A final draft Agreement

         13.2 A final draft US$600,000 Loan Note in favour of GAI as Noteholder

         13.3    A final draft Fixed and Floating Charge.

14. IT WAS RESOLVED that entering into the Agreement and the Loan Note and the Fixed and Floating Charge and acquiring the Shares would be in the best interests of the Company and that all these documents be approved and that any director be and he hereby is authorised to execute the Agreement, the Loan Note and Fixed and Floating Charge and any documents ancillary thereto for and on behalf of the Company and to make any alterations considered necessary.


                                                        ----------------------
                                                                      Chairman


                    I certify that this is a true copy of the original minutes



                                                        ----------------------
                                                                     Secretary

                            FUTURE SERVICES LIMITED

                    NOTICE OF EXTRAORDINARY GENERAL MEETING

NOTICE IS HEREBY GIVEN THAT an extraordinary general meeting of the company will be held at 125 London Wall, London EC2Y 5AE on 27.2.1996 at 7:00 pm to consider and, if thought fit, pass the following resolutions which resolution 1 will be proposed as a special resolution and resolution 2 will be proposed as an ordinary resolution.


                               SPECIAL RESOLUTION

1. THAT the articles of association of the company, a copy of which is produced to the meeting and initialled for the purpose of identification by the chairman, be adopted as the articles of association of the company to the exclusion of and in substitution for the existing articles of association.

                              ORDINARY RESOLUTION

2. THAT pursuant to s.320 of the Companies Act 1985 the transaction be entered into between General Automation Inc and the Company in respect of the acquisition of 49,951 ordinary shares in Eurosystems Group Limited currently registered in the name of Krypton Group Limited, together with the execution of a Loan Note and Fixed and Floating Charge in favour of General Automation Inc. pursuant to the terms of the agreement for the acquisition of such shares and the transaction is, and the execution of the Agreement to acquire such shares, the Loan Note and the Fixed and Floating Charge is, hereby approved.



                                                        By Order of the Board



                                                        ----------------------
                                                                     Secretary

                                                                          1996


Registered Office:

Stable House
Swithland Court
Woodhouse Eaves
Leicestershire
LE12 8SS


Note: A member entitled to attend and vote at the meeting is entitled to appoint a proxy to attend and vote instead of him. A proxy need not be a member of the company.

                                                              COMPANY NO 3023386


                             THE COMPANIES ACT 1985


                            FUTURE SERVICES LIMITED


                    MINUTES OF EXTRAORDINARY GENERAL MEETING


         Minutes of an extraordinary general meeting of the company held at 125 London Wall, London EC2Y 5AE on 27 February 1996 at 7:00 pm

Present          T A BOWMAN
                 I P DAWKINS


1. The Chairman announced that a quorum was present and declared the meeting open.

2. The Chairman announced that all members of the company had consented to the holding of the meeting at short notice.

3. The following resolutions were proposed of which resolution 1 was proposed as a special resolution and resolution 2 as an ordinary resolution. Both resolutions were passed unanimously.

                                  RESOLUTIONS

                               SPECIAL RESOLUTION

1. THAT the articles of association of the company, a copy of which is produced to the meeting and initialled for the purpose of identification by the chairman, be adopted as the articles of association of the company to the exclusion of and in substitution for the existing articles of association.


                              ORDINARY RESOLUTION

2. THAT pursuant to s.320 of the Companies Act 1985 the transaction be entered into between General Automation Inc and the Company in respect of the acquisition of 49,951 ordinary shares in Eurosystems Group Limited currently registered in the name of Krypton Group Limited, together with the execution of a Loan Note and Fixed and Floating Charge in favour of General Automation Inc. pursuant to the terms of the agreement for the acquisition of such shares and transaction is, and the execution of the Agreement to acquire such shares, the Loan Note and the Fixed and Floating Charge is, hereby approved.




                                                        ----------------------
                                                                      Chairman

                                                              COMPANY NO 3023386

                             THE COMPANIES ACT 1985

                            COPY SPECIAL RESOLUTION

                                       OF

                            FUTURE SERVICES LIMITED


At an extraordinary general meeting of the company held on 27th February 1996, the following resolution was passed as a special resolution.


                               SPECIAL RESOLUTION

1. THAT the articles of association of the company, a copy of which is produced to the meeting and initialled for the purpose of identification by the chairman, be adopted as the articles of association of the company to the exclusion of and in substitution for the existing articles of association.



                                                        ----------------------
                                                                      Chairman

                             THE COMPANIES ACT 1985

                                   ----------

                           COMPANY LIMITED BY SHARES

                                   ----------

                            ARTICLES of ASSOCIATION

                                       OF
                                FUTURE SERVICES

                                    LIMITED

            ALTERED BY SPECIAL RESOLUTION DATED [  ]  FEBRUARY 1996

                      ------------------------------------

1. Subject as hereinafter provided, the regulations contained in Table A in The Companies (Tables A to F) 1985 (hereinafter referred to as "Table A") shall apply to the Company.

2. Regulations 8, 40, 64, 76, 77 and 113 of Table A shall not apply to the Company.

3. The Company is a private company and accordingly no offer or invitation shall be made to the public (whether for cash or otherwise) to subscribe for any shares in or debentures of the Company, nor shall the Company allot or agree to allot (whether for cash or otherwise) any shares in or debentures of the Company with a view to all or any of those shares or debentures being offered to the public.

4. As at the date of adoption of these Articles the capital of the Company is pound sterling 100 divided into 100 Ordinary Shares of pound sterling 1 each.

5. By virtue of section 91(l) of the Companies Act 1985, sections 89(l) and 90(l) to 90(6) inclusive of that Act shall not apply to the Company.

         The Company shall have a first and paramount lien on every share (whether or not it is a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share and the Company shall also have a first and paramount lien on all shares (whether fully paid or not) standing registered in the name of any member whether solely or one of two or more joint holders for all moneys presently payable by him or his estate to the Company; but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The Company's lien (if any) on a share shall extend to all dividends payable thereon.

6. The first sentence of regulation 24 of Table A shall not apply to the Company.

7. In accordance with section 372(3) of the Companies Act of 1985 in every notice calling a General Meeting of the Company there shall appear with reasonable prominence a statement that a member entitled to attend and vote is entitled to appoint a proxy to attend and vote instead of him and that a proxy need not be a member of the Company. Regulation 38 of Table A shall be modified accordingly and the second sentence of Regulation 59 of Table A shall not apply to the Company.

8. In Regulation 41 of Table A there shall be added at the end: "If at the end of any adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the meeting shall be dissolved".

9. In the case of the Company having only one member the quorum at any General Meeting shall be that member or his proxy. In the case that there are two or more members, two members shall constitute a quorum.

10. Unless and until the Company in general meeting shall otherwise determine, there shall be no maximum number of Directors and the minimum number of Directors shall be one. If and so long as there is a sole Director he may exercise all the powers and authorities vested in the Directors by these Articles and Table A and Regulation 89 of Table A shall be modified accordingly. The first Directors of the Company shall be as named in the statement delivered to the Registrar of Companies pursuant to section 10 of the Companies Act 1985.

11. The Company shall not be subject to section 293 of the Companies Act 1985, and accordingly any person may be appointed or elected as a Director, whatever his age, and no Director shall be required to vacate his office of Director by reason of his attaining or having attained the age of seventy years or any other age.

14. No person other than a Director retiring by rotation shall be elected a Director at any general meeting unless:

         (i)     He is recommended by the Directors; or

         (ii) not less than fourteen or more than thirty-five days before the date of the meeting a notice in writing signed by a member qualified to vote at the meeting has been given to the Company of the intention to propose that person for election, together with a notice in writing signed by that person of his willingness to be elected.

15. A Director shall not be required to hold any share qualification but shall nevertheless be entitled to receive notice of and to attend at all general meetings of the holders of any class of shares in the capital of the Company.

                             THE COMPANIES ACT 1985

                                   ----------

                           COMPANY LIMITED BY SHARES

                                   ----------

                            ARTICLES OF ASSOCIATION

                                       OF
                                FUTURE SERVICES

                                    LIMITED

             ALTERED BY SPECIAL RESOLUTION DATED 27TH FEBRUARY 1996

                      ------------------------------------

1. Subject as hereinafter provided, the regulations contained in Table A in The Companies (Tables A to F) 1985 (hereinafter referred to as "Table A") shall apply to the Company.

2. Regulations 8, 40, 64, 76, 77 and 113 of Table A shall not apply to the Company.

3. The Company is a private company and accordingly no offer or invitation shall be made to the public (whether for cash or otherwise) to subscribe for any shares in or debentures of the Company, nor shall the Company allot or agree to allot (whether for cash or otherwise) any shares in or debentures of the Company with a view to all or any of those shares or debentures being offered to the public.

4. As at the date of adoption of these Articles the capital of the Company is pound sterling 100 divided into 100 Ordinary Shares of pound sterling 1 each.

5. By virtue of section 91(l) of the Companies Act 1985, sections 89(l) and 90(l) to 90(6) inclusive of that Act shall not apply to the Company.

         The Company shall have a first and paramount lien on every share (whether or not it is a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share and the Company shall also have a first and paramount lien on all shares (whether fully paid or not) standing registered in the name of any member whether solely or one of two or more joint holders for all moneys presently payable by him or his estate to the Company; but the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The Company's lien (if any) on a share shall extend to all dividends payable thereon.

6. The first sentence of regulation 24 of Table A shall not apply to the Company.

7. In accordance with section 372(3) of the Companies Act of 1985 in every notice calling a General Meeting of the Company there shall appear with reasonable prominence a statement that a member entitled to attend and vote is entitled to appoint a proxy to attend and vote instead of him and that a proxy need not be a member of the Company. Regulation 38 of Table A shall be modified accordingly and the second sentence of Regulation 59 of Table A shall not apply to the Company.

8. In Regulation 41 of Table A there shall be added at the end: "If at the end of any adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the meeting shall be dissolved".

9. In the case of the Company having only one member the quorum at any General Meeting shall be that member or his proxy. In the case that there are two or more members, two members shall constitute a quorum.

10. Unless and until the Company in general meeting shall otherwise determine, there shall be no maximum number of Directors and the minimum number of Directors shall be one. If and so long as there is a sole Director he may exercise all the powers and authorities vested in the Directors by these Articles and Table A and Regulation 89 of Table A shall be modified accordingly. The first Directors of the Company shall be as named in the statement delivered to the Registrar of Companies pursuant to section 10 of the Companies Act 1985.

11. The Company shall not be subject to section 293 of the Companies Act 1985, and accordingly any person may be appointed or elected as a Director, whatever his age, and no Director shall be required to vacate his office of Director by reason of his attaining or having attained the age of seventy years or any other age.

14. No person other than a Director retiring by rotation shall be elected a Director at any general meeting unless:

         (i)     He is recommended by the Directors; or

         (ii) not less than fourteen or more than thirty-five days before the date of the meeting a notice in writing signed by a member qualified to vote at the meeting has been given to the Company of the intention to propose that person for election, together with a notice in writing signed by that person of his willingness to be elected.

15. A Director shall not be required to hold any share qualification but shall nevertheless be entitled to receive notice of and to attend at all general meetings of the holders of any class of shares in the capital of the Company.

                           EUROSYSTEMS GROUP LIMITED

Minutes of a meeting of the Board of Directors of the above-named Company held at 125 London Wall, London EC2Y 5AE on the 27th day of February 1996 at 7:05 pm


PRESENT:         I P DAWKINS (Chairman)
                 T A BOWMAN


IN ATTENDANCE:


                                    CHAIRMAN

1. IT WAS RESOLVED that Mr I Dawkins be and is hereby appointed the Chairman for the purposes of this meeting.

2.       It was reported that a general notice of interest in accordance with
         Section 317 of the Companies Act 1985 had been received by the Board from the Chairman and from Mr T Bowman.

                                 SHARE TRANSFER

3. IT WAS RESOLVED that the under-mentioned transfer of shares, having been executed by the transferee, be approved and registered, subject to it being duly stamped and presented for registration in accordance with the provisions of the Articles of Association and that a Share Certificate in respect of such shares be executed and issued to the transferee:-

        TRANSFEROR                            TRANSFEREE                             NO. OF SHARES TRANSFERRED
        Krypton Group Limited                 Future Services Limited                            49,951

                                   CONCLUSION

4.       There being no further business the Meeting then terminated.





                                                        ----------------------
                                                                      Chairman

                           EUROSYSTEMS GROUP LIMITED

Minutes of a meeting of the Board of Directors of the above-named Company held at_________on the________day of________________1996 at_________ [am][pm].

PRESENT:         I P DAWKINS (Chairman)
                 T A BOWMAN


IN ATTENDANCE:


                                    CHAIRMAN

1. IT WAS RESOLVED that Mr I Dawkins be and is hereby appointed the Chairman for the purposes of this meeting.

2.       It was reported that a general notice of interest in accordance with
         Section 317 of the Companies Act 1985 had been received by the Board from the Chairman and from Mr T Bowman.

                                 SHARE TRANSFER

3. IT WAS RESOLVED that the under-mentioned transfer of shares, having been executed by the transferee, be approved and registered, subject to it being duly stamped and presented for registration in accordance with the provisions of the Articles of Association and that a Share Certificate in respect of such shares be executed and issued to the transferee:-

        TRANSFEROR                           TRANSFEREE                            NO. OF SHARES TRANSFERRED
        Krypton Group Limited                Future Services Limited                            49,951

                                   CONCLUSION

4.       There being no further business the Meeting then terminated.




                                                        ----------------------
                                                                      Chairman

                                                         FUTURE SERVICES LIMITED
                                                               REGISTERED OFFICE
                                                                    STABLE HOUSE
                                                                  WOODLAND COURT
                                                                 WOODHOUSE EAVES
                                                                  LEICESTERSHIRE
                                                                        LE12 8SS


The Companies Registrar
Companies House
Crown Way
Maindy
CARDIFF
CF4 3UZ


27 February 1996

Dear Sirs

COMPANY REGISTRATION NO. -- 3023386

We enclose original Special Resolution of the Company dated 27th February 1996 together with attached Articles of Association. Kindly acknowledge receipt to both the solicitors filing this Resolution and the company by signing the enclosed copy of this letter and returning it each party in the stamped addressed envelope provided.

Yours faithfully

                          FUTURE SERVICES LIMITED
                          REGISTERED OFFICE
                          STABLE HOUSE
                          WOODLAND COURT
                          WOODHOUSE EAVES
                          LEICESTERSHIRE
                          LE12 8SS

                          T POPE ESQ
                          DIBB LUPTON BROOMHEAD
                          125 LONDON WALL
                          LONDON
                          EC2Y 5AE

                                                         FUTURE SERVICES LIMITED
                                                               REGISTERED OFFICE
                                                                    STABLE HOUSE
                                                                  WOODLAND COURT
                                                                 WOODHOUSE EAVES
                                                                  LEICESTERSHIRE
                                                                        LE12 8SS


General Automation Inc.
17731 Mitchell North
Irvine
CA 92714
USA


27 February 1996

Dear Sirs

FUTURE SERVICES LIMITED ("FSL")
SALE OF SHARES IN EUROSYSTEMS GROUP LTD ("EGL") TOGETHER WITH LOAN NOTE IN FAVOUR OF GENERAL AUTOMATION INC. ("GAI") AND FIXED AND FLOATING CHARGE IN FAVOUR OF GAI AND CHARGE OVER SHARES IN FSL TO BE GRANTED BY MESSRS BOWMAN & DAWKINS

We confirm we have received from you the following documents.

1. Agreement to acquire 49,951 ordinary pound sterling 1.00 shares in EGL.

2. US$600,000 Loan Note in respect of the monies payable by FSL under the terms of the Agreement. This Loan Note also contains certain obligations and undertakings on the part of FSL on the part of ourselves as individuals and directors of FSL.

3. The event of default are set out in the Loan Note which would trigger the ability of GAI to exercise their rights under the Shares Mortgage and the Fixed and Floating Charge.

4. Fixed and Floating Charge to be granted by FSL in favour of GAI to support the obligations of FSL under the Loan Note and the Agreement.

5. A Shares Mortgage which contains a Charge over the shares of ourselves owned in FSL to support the obligations of FSL and the obligations of ourselves under the terms of the Share Sale Agreement and the Loan Note.

We have confirmed to you that we do not wish, on behalf of FSL, and on behalf of ourselves individually, to take legal advice on the documents and we understand their nature and contents. We further understand the documents in large measure reflect the matters set out in the Heads of Terms signed by ourselves last Friday the 23rd of February 1996.

We have also had the opportunity to read through the Board Minutes and Ordinary Special Resolutions of FSL and the same comments apply to these documents that apply to the documents mentioned above.

Yours faithfully


/s/ T A BOWMAN          /s/ I P DAWKINS
- -----------------------------------------------
T A Bowman and I P Dawkins for and on behalf of
Future Services Limited


/s/ T A BOWMAN
- --------------------------------
T A Bowman

/s/ I P DAWKINS
- --------------------------------
I P Dawkins

                                                          (Above this line for Registrars only)
          / ---------------------------------------------------------------------------------------------------------------------
STOCK     /                                                        /              Certificate lodged with the Registrar
TRANSFER  /                                                        /
FORM      /                                                        /
          /                                                        /
          /   Consideration Money pound sterling ...............   /         (For completion by the Registrar/Stock Exchange)
          / ---------------------------------------------------------------------------------------------------------------------
          /  Name of Undertaking            /  FUTURE SERVICES LIMITED (co. no. 3023386)
          /                                 /
          / --------------------------------/------------------------------------------------------------------------------------
          /  Description of Security        /  Ordinary shares of pound sterling 1.00 each
          /                                 /
          / ---.----------------------------/------------------------------------------------------------------------------------
          /  Number or amount of Shares,    /  Words                                              /  Figures
          /  Stock or other security and,   /  Fifty ordinary one pound shares                    /
          /  in figures column only,        /                                                     /
          /  number and denominations of    /                                                     /
          /  units, if any.                 /                                                     /
          /                                 /                                                     /  (50         units of pound
          /                                 /                                                     /              sterling 1.00)
          / ------.-------------------------/------------------------------------------------------------------------------------
          /  Name(s) of registered          /  In the name(s) of
          /  holder(s) should be given in   /
          /  full: the address should be    /  Ian Pyce Dawkins of Stable House Swithland Court Woodhouse Eaves
          /  given where there is only one  /  Leicestershire LE12 8SS
          /  holder.                        /
          /                                 /
          /  If the transfer is not made
          /  by the registered holder(s)    /
          /  insert also the name(s) and    /
          /  capacity (e.g. Executor(s) of  /
          /  the person(s) making the       /
          /  transfer.                      /
          /                                 /
 /-------------------------------------------------------------------------------------------------------------------------------
 /  I/We hereby transfer the above security out of the name(s) aforesaid   /  Stamp of Selling Broker(s) or, for transactions
 /  to the person(s) named below.                                          /  which are not stock exchange transactions of
 /                                                                         /  Agent(s), if any acting for the Tranferor(s)
 /                    Signature(s) of transferor(s)                        /
 /                                                                         /
 /                                                                         /
 /  1.                       /s/  I P DAWKINS                              /
 /     ----------------------------------------------------------------    /
 /  2.                                                                     /
 /     ----------------------------------------------------------------    /
 /  3.                                                                     /
 /     ----------------------------------------------------------------    /
 /  4.                                                                     /  Date
 /     ----------------------------------------------------------------    /       ----------------------------------------------
 /       Bodies corporate should execute under their common seal           /
 /-------------------------------------------------------------------------------------------------------------------------------
 /                                       /
 /                                       /
 /  Full name(s) and full postal         /
 /  address(es) (including County        /
 /  or, if applicable, Postal            /
 /  District number) of the              /
 /  person(s) to whom the                /
 /  security is transferred.             /
 /                                       /
 /                                       /
 /  Please state title, if any, or       /
 /  whether Mr., Mrs. or Miss.           /
 /                                       /
 /                                       /
 /  Please complete in type-             /
 /  writing or Block Capitals            /
 /-------------------------------------------------------------------------------------------------------------------------------
 /  I/We request that such entries be made in the register as are necessary to give effect to this transfer.
 /-------------------------------------------------------------------------------------------------------------------------------
 /                                                               /     Stamp or name and address of person lodging this form
 /                    Stamp of Buying Broker(s) (if any)         /              (if other than the buying broker(s))
 /-------------------------------------------------------------- / --------------------------------------------------------------
 /                                                               /
 /                                                               /
 /                                                               /
 /                                                               /
 /                                                               /
 /                                                               /
 /-------------------------------------------------------------------------------------------------------------------------------


                                                          (Above this line for Registrars only)
          / ---------------------------------------------------------------------------------------------------------------------
STOCK     /                                                        /              Certificate lodged with the Registrar
TRANSFER  /                                                        /
FORM      /                                                        /
          /                                                        /
          /   Consideration Money pound sterling ...............   /         (For completion by the Registrar/Stock Exchange)
          / ---------------------------------------------------------------------------------------------------------------------
          /  Name of Undertaking            /  FUTURE SERVICES LIMITED (co. no. 3023386)
          /                                 /
          / --------------------------------/------------------------------------------------------------------------------------
          /  Description of Security        /  Ordinary shares of pound sterling 1.00 each
          /                                 /
          / ---.----------------------------/------------------------------------------------------------------------------------
          /  Number or amount of Shares,    /  Words                                              /  Figures
          /  Stock or other security and,   /  Fifty ordinary one pound shares                    /
          /  in figures column only,        /                                                     /
          /  number and denominations of    /                                                     /
          /  units, if any.                 /                                                     /
          /                                 /                                                     /  (50         units of pound
          /                                 /                                                     /              sterling 1.00)
          / ------.-------------------------/------------------------------------------------------------------------------------
          /  Name(s) of registered          /  In the name(s) of
          /  holder(s) should be given in   /
          /  full: the address should be    /  Terence Anthony Bowman of Bayview House, The Square,
          /  given where there is only one  /  Cawsand, Cornwall, PL10 1PD
          /  holder.                        /
          /                                 /
          /  If the transfer is not made
          /  by the registered holder(s)    /
          /  insert also the name(s) and    /
          /  capacity (e.g. Executor(s) of  /
          /  the person(s) making the       /
          /  transfer.                      /
          /                                 /
 /-------------------------------------------------------------------------------------------------------------------------------
 /  I/We hereby transfer the above security out of the name(s) aforesaid   /  Stamp of Selling Broker(s) or, for transactions
 /  to the person(s) named below.                                          /  which are not stock exchange transactions of
 /                                                                         /  Agent(s), if any acting for the Tranferor(s)
 /                    Signature(s) of transferor(s)                        /
 /                                                                         /
 /                                                                         /
 /  1.                         /s/ T A BOWMAN                              /
 /     ----------------------------------------------------------------    /
 /  2.                                                                     /
 /     ----------------------------------------------------------------    /
 /  3.                                                                     /
 /     ----------------------------------------------------------------    /
 /  4.                                                                     /  Date
 /     ----------------------------------------------------------------    /       ----------------------------------------------
 /       Bodies corporate should execute under their common seal           /
 /-------------------------------------------------------------------------------------------------------------------------------
 /                                       /
 /                                       /
 /  Full name(s) and full postal         /
 /  address(es) (including County        /
 /  or, if applicable, Postal            /
 /  District number) of the              /
 /  person(s) to whom the                /
 /  security is transferred.             /
 /                                       /
 /                                       /
 /  Please state title, if any, or       /
 /  whether Mr., Mrs. or Miss.           /
 /                                       /
 /                                       /
 /  Please complete in type-             /
 /  writing or Block Capitals            /
 /-------------------------------------------------------------------------------------------------------------------------------
 /  I/We request that such entries be made in the register as are necessary to give effect to this transfer.
 /-------------------------------------------------------------------------------------------------------------------------------
 /                                                               /     Stamp or name and address of person lodging this form
 /                    Stamp of Buying Broker(s) (if any)         /              (if other than the buying broker(s))
 /-------------------------------------------------------------- / --------------------------------------------------------------
 /                                                               /
 /                                                               /
 /                                                               /
 /                                                               /
 /                                                               /
 /                                                               /
 /-------------------------------------------------------------------------------------------------------------------------------


           DATED 6th MARCH 1996


                             GENERAL AUTOMATION INC

                                    - AND -

                            FUTURE SERVICES LIMITED

                                    - AND -

                             TERENCE ANTHONY BOWMAN
                                      AND
                               IAN PRYCE DAWKINS

                              --------------------
                                   AGREEMENT
                              --------------------

                              FOR THE TRANSFER OF
                49,951 ORDINARY SHARES OF POUND STERLING 1 EACH
                  IN THE CAPITAL OF EUROSYSTEMS GROUP LIMITED
                            (COMPANY NUMBER 2744739)


- -------------------------------------------------------------------------------
                             Dibb Lupton Broomhead
                                125 LONDON WALL
                                     LONDON
                                    EC2Y 5AE

                               TEL: 0345 26 27 28
                               Fax: 0171 600 1753

THIS AGREEMENT is made on 6th March 1996

BETWEEN:

(1) GENERAL AUTOMATION INC a company organised under the laws of the State of Delaware, United States of America and whose principal place of business is at 17731 Mitchell North Irvine CA92714 USA ("GAI"); and

(2) FUTURE SERVICES LIMITED (Company Number 3023386) whose registered office is at Stable House, Swithland Court, Woodhouse Eames, Leicestershire, England ("FSL"); and

(3) TERENCE ANTHONY BOWMAN of Bayview House, The Square, Cawsand, Cornwall PL10 1PD and IAN PRYCE DAWKINS of Stable House, Swithland Court, Woodhouse Eaves, Leicestershire LE12 8SS (the "Directors")

1.       DEFINITIONS AND INTERPRETATION

         1.1 In this Agreement where the context admits the following words and phrases have the meanings next to them:

                 "agreed form"             means a document or agreement in a
                                           form agreed by the parties hereto
                                           prior to Completion;

                 "Company"                 means Eurosystems Group Limited
                                           (Company no. 2744739) (formerly
                                           called Eurosystems GA Limited)
                                           whose registered office is at
                                           7 Pilgrim Street, London EC4V 6DR;

                 the "FSL Shares           the fixed charge over the Shares
                 Charge"                   in FSL to be given on completion
                                           by the Directors;

                 "Completion"              completion of the transfer of the
                                           Shares in accordance with
                                           Clause 4;

                 "Consideration"           means the consideration for the
                                           Shares specified in Clause 3;

                 "Encumbrance"             means any interest or equity of any
                                           person (including without
                                           limitation, any right to acquire,
                                           option or preemption), any
                                           mortgage, pledge, lien, assignment,
                                           hypothecation, security interest,
                                           title retention or any other security
                                           agreement or arrangement affecting
                                           property of any kind (or any rights
                                           in it);

                 "FSL Legal Charge"        a fixed and floating charge in the
                                           agreed form made between FSL and
                                           GAI;

                 "Krypton"                 means Krypton Group Limited (Company
                                           no. 1385108) whose registered
                                           office is at ?????

                 the "Loan Notes"          the $600,000 Loan Note of FSL to be
                                           completed by an
                                           instrument in the form annexed
                 "Memorandum of            hereto; means the memorandum of
                 Deposit"                  deposit made between Krypton and GAI
                                           dated 28 October 1993;


                 "Shares" 49,951 ordinary shares of pound sterling 1 each in the capital of the Company to be transferred pursuant to Clause 2.

         1.2 References to clauses, sub-clauses, schedules and paragraphs are to clauses, sub-clauses, schedules and paragraphs of this Agreement.

         1.3     This Agreement incorporates the Schedules to it.

         1.4 References to any gender includes the other genders and references to the singular includes the plural and vice versa, words denoting persons include corporations and unincorporated associations and partnerships.

         1.5 Headings and descriptive notes in brackets to provisions of this Agreement or statutes are for ease of reference only and do not affect the interpretation of this Agreement.

         1.6 References to the parties to this Agreement includes their respective permitted assigns.

2.       TRANSFER OF SHARES

         Subject to the terms of this Agreement, GAI shall, as mortgagee exercising its power of sale under the Memorandum of Deposit, procure the transfer to FSL of the Shares and

         FSL shall accept such a transfer. The Shares are transferred together with all rights vested therein or thereafter attaching to them (including all unpaid dividends and other distributions declared or made on or before the date of this Agreement).

3.       CONSIDERATION

         The Consideration for the transfer of the Shares shall be US$600,000 and the obligations of FSL and the Directors under the terms of this Agreement. The Consideration payable in cash shall be paid by FSL to GAI in accordance with the provisions of Schedule 1. The obligations of FSL and the Directors are set out in Schedule 2.

4.       COMPLETION

         Completion shall take place immediately following the signing of this Agreement whereupon each party shall comply with the provisions specified in Schedule 2.

5.       POST COMPLETION OBLIGATIONS

         FSL hereby undertakes that it shall and the Directors will procure that FSL shall until payment in full of the total amount of the Consideration in accordance with Schedule 1 of this Agreement comply with any and all post completion obligations set out in this agreement and the Loan Notes.

6.       ASSIGNMENT

         This Agreement is binding upon and shall ensure for the benefit of the successors of the parties but shall not be assignable except with the prior written consent of the other party.

7.       EXCLUSION

         It is agreed the Exclusions set out in Schedule 3 shall take effect on it set out in full in this clause.

8.       AMENDMENT AND WAIVER

         8.1 No variation of this Agreement (except as set out in sub-clause 8.2) shall be effective unless made in writing and signed by all the parties.

         8.2 No waiver of any term provision or condition of this Agreement shall be effective except to the extent made in writing and signed by the waiving party.

         8.3 No omission or delay on the part of any party in exercising any right power or privilege under this Agreement shall operate as a waiver by it of any right to exercise it in future or of any other of Its rights under this Agreement.

9.       FURTHER ASSURANCE

         FSL and the directors shall whenever requested by GAM execute and procure the execution of such documents and do such acts and things as GAM may reasonably require to give full effect to this Agreement.

10.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement both as to any due date or period mentioned in this Agreement and to any due date or period substituted by payment of the parties.

11.      PUBLICITY

         No announcement or disclosure in respect of the making or terms of this Agreement shall be made or disclosed by either party without prior consultation with the other party except to the extent disclosure is required by law or any requirements of the US securities laws or regulations which disclosure shall then only be made:

         11.1    after prior consultation with the other party as to its terms;

         11.2 strictly in accordance with any Agreements as to the terms of disclosure; and

         11.3 only to the persons and in the manner required by law or as otherwise agreed.

12.      NOTICES

         12.1 Any notices or other document to be served under this Agreement must be in writing and may be delivered or sent by pre-paid air mail post or facsimile transmission to FSL at its registered office for the time being and to GAI at its registered address and to the Directors at their address as contained in this Agreement.

         12.2    Any notice or document shall be deemed served:

                 12.2.1  if delivered at the time of delivery;

                 12.2.2  if posted 4 days after posting; and

                 12.2.3 if sent by facsimile transmission at the time of transmission if between the hours of 9.00 am and 5.00 pm on Monday to Friday (other than statutory holidays) or otherwise at 9.00 am on the next succeeding banking business day provided always that a hard copy of the facsimile transmission is posted to the addressee of the notice within 24 hours of such transmission.

         12.3    In proving service (without prejudice to any other means):

                 12.3.1 by post it shall only be necessary to prove the notice or document was contained in an envelope properly stamped and posted as provided in this Clause;

                 12.3.2 by facsimile transmission that the notice or document was duly received by production of a copy fax bearing the addressee's answerback code or automatic record of correct transmission.

13.      ENTIRE AGREEMENT

         This document and the documents executed pursuant to it (including any side letters between the parties of today's date) constitute the entire Agreement between the parties in connection with the sale and purchase of the Shares.

14.      SURVIVORSHIP

         This Agreement shall as to any of its provisions remaining to be performed in whole or in part or capable of having effect following Completion (or any transfer of the Shares) remain in full force and effect notwithstanding Completion (or any transfer of the Shares).

15.      ENGLISH LAW

         The performance, construction and validity of this Agreement shall be governed by English Law and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.

AS WITNESS this Agreement has been duly executed by the parties on the date set out above.

                                  SCHEDULE I


                                 Consideration

The Consideration shall be provided by FSL in the following manner:

1.       The creation and issue by FSL to GAI of the Loan Note on Completion.

2.       The compliance by FSL with the completion requirements detailed in
         Schedule 2 on Completion.

                                  SCHEDULE 2
                            COMPLETION REQUIREMENTS

1. GAI shall deliver or cause to be delivered to FSL the transfer of the Shares provided to GAI by Krypton pursuant to Clause 4 of the Memorandum of Deposit, duly executed by Krypton acting by Messrs I P Dawkins and T A Bowman as secretary and director of Krypton, together with the Share Certificate for the Shares. FSL acknowledges and agrees that the transferor stated in such transfer shall be Krypton and will raise no objection, requisition or enquiry in relation thereto.

2. The Directors shall procure that a meeting of the board of directors of the Company is held at which its directors shall validly:

         2.1 approve the share transfer and vote in favour of the registration of FSL as a member (subject only to due stamping where necessary); and

         2.2 authorise the issue of a share certificate for the Shares to FSL.

3. The Directors shall procure a meeting of the board of directors of FSL is held at which its directors shall validly:

         3.1 call the necessary shareholders meeting and prove the valid passing of the necessary special resolutions in the form annexed hereto to alter FSL's articles of association;

         3.2     execute the FSL Legal Charge and deliver the same to GAI.

4. The Directors will execute the FSL Shares Charge and deliver the same to GAI.

                                   SCHEDULE 3
                                   EXCLUSIONS

1. The interests in the Shares which GAI sells and the Purchaser buys is such right, title and interest as GAI may have at Completion (if any) and references to the Shares shall mean such right, title and interest.

2. All representations, warranties and conditions, express or implied and whether statutory or otherwise, are expressly excluded upon and in relation to the sale of the Shares.

3. FSL acknowledges and agrees that it is not relying on any statement or silence on the part of GAI or of their employees, advisers, valuers, agents, partners or representatives.

4. The provisions of this schedule shall continue notwithstanding Completion and shall operate as waivers of any claim in tort and restitution as well as under the law of contract.

5. These exclusions shall be in addition to, and not in substitution for, any right of indemnity or right of payment for the Shares or relief otherwise available to GAI and shall continue after Completion.

SIGNED as a Deed and delivered  )
by TERENCE ANTHONY BOWMAN in    )
the presence of:                )




SIGNED as a Deed and delivered  )
by IAN PRYCE DAWKINS in the     )
presence of:                    )



EXECUTED AS A DEED by GENERAL   )
AUTOMATION INC. acting by the   )
following signatures            )




                                       -------------------------------------


                                       -------------------------------------

DATED 6TH MARCH 1996


                            FUTURE SERVICES LIMITED


                                      and


                             TERENCE ANTHONY BOWMAN
                               IAN PRYCE DAWKINS


                                   INSTRUMENT


                            constituting US $600,000
                                 10% Loan Notes

- --------------------------------------------------------------------------------

                             Dibb Lupton Broomhead
                                125 London Wall
                                     LONDON
                                    EC2Y 5AE

                              Tel : 0345 26 27 28
                              Fax : 0171 600 1678

THIS INSTRUMENT is made 6th March 1996

BY:

(1) FUTURE SERVICES LIMITED (Company No 3023386) whose registered office is at Stable House Swithland Court Woodhouse Eaves Leicestershire LE12 8SS (the "Company")

(2) TERENCE ANTHONY BOWMAN of Bayview House The Square Cawsand Cornwall PL10 1PD and IAN PRYCE DAWKINS of Stable House Swithland Court Woodhouse Eaves Leicestershire LE12 8SS ("TAB" and "IPD")

1.       INTERPRETATION

         1.1      Definitions

                  In this instrument where the context admits the following words and phrases have the meanings next to them:

         the "Accountants                  the report referred to in Part
         Report"                           1 of Schedule 3;

         the "Payment                      the accounts referred to in
         Accounts"                         Part 1 of Schedule 3;

         "Completion"                      the date hereof;

         "Directors"                       TAB and IPD and any directors
                                           appointed from time to time in
                                           respect of the Company;

         "EGL"                             Eurosystems Group Limited
                                           (Company No 2744739);

         "End Year Date"                   the date at the end of EGL's
                                           accounting reference year or
                                           period being the period
                                           notified to Companies House
                                           under the provisions of s225 of
                                           the Companies Act 1985;

         "EGL Share Capital"               all the share capital of
                                           Eurosystems Group Limited
                                           (Company No 2744739) which is
                                           issued from time to time;

         "FSL's Accountants"               Cooper Parry Accountants of 1/2
                                           Friargate Derby;

"GAI"                           General Automation Inc a company organised under the Law of Delaware U.S.A.
                                whose principal place of business is 17731 Mitchell North Irvine CA 92714

USA "Repayment Dates"           monthly commencing on the 29th day of February 1996 (and thereafter on the last business day of each month) in respect of the interest repayments of
                                USS5,000 per month and on the Half Year Date and the End Year Date in respect of the repayments of the principal indebtedness;

the "Subsidiaries"              (1) Eurosystems Group Limited (Company No. 2744739) (2) Eurosystems UK
                                Limited (Company No. 1257722), (3) Eurosystems GA Belgium nv/sa (Company No.
                                358.518 Bruxelles), (4) Eurosystems GA France S.A. (Company No. B 331 904
                                854), (5) Eurosystems Italia S.p.A. (Company No. CCIAA Milano No. 848285)
                                together with any other companies or undertakings which are subsidiaries or subsidiary undertakings of EGL from time to time

the "Noteholder's               Price Waterhouse;
Accountants
"the "Group"
                                the following companies: (1) EGL, (2) Eurosystems UK Limited (Company No.
                                1257722),    (3)

                         Eurosystems GA Belgium nv/sa (Company No. 358.518  Bruxelles), (4)
                         Eurosystems GA France S.A. (Company No. B 331 904 854), (5) Eurosystems
                         Italia S.p.A. Company No. CCIAA Milano No. 848285);
"Group Company"          any company which is a member of the Group;

"Half Year Date"         the date six calendar months after the start of EGL's accounting reference year or period being the period notified to Companies House by EGL under the provisions of s225 of the Companies Act 1985;

"Notes"                  the US $600,000 10% Loan Notes hereby constituted or, as the case may require, the amount thereof for the time being issued and outstanding;

"Noteholder"             the person or several persons for the time being entered in the Register hereinafter mentioned as the holders of the Notes;

"Sale Shares"            the Sale Shares referred to in an Agreement of even date herewith made between (1) General Automation, Inc (2) the Company and (3) the Directors;

"Share Sale              the Agreement referred to in
Agreement"               the definition of Sale Shares above;

the "Security"           the Security listed in Schedule 4;

         1.2 Construction of certain references In this instrument where the context admits:

                 1.2.1 references to clauses and sub-clauses Schedules and paragraphs are to clauses and sub-clauses of, Schedules to, and paragraphs of Schedules to this instrument save where otherwise stated;

                 1.2.2   this instrument incorporates the Schedules to it;

                 1.2.3 references to any gender includes the other genders and reference to the singular includes the plural and vice versa, words denoting persons include corporations and unincorporated associations and partnerships;

                 1.2.4 headings and descriptive notes in brackets to provisions of this instrument or statutes are for ease of reference only and do not affect the interpretation of this instrument;

                 1.2.5 reference to the parties to this instrument includes their respective permitted assign;

                 1.2.6 reference to this instrument and any other document referred to in this instrument include reference to any such document as amended or supplemented in accordance with its terms.

2.       WHEREAS:

         2.1 The Company has by resolution of its board of Directors passed on [ ] February 1996 created US $600,000 (Six hundred thousand US dollars) 10% Loan Notes on the terms hereinafter set out.

         2.2 The Notes are to be issued to GAI, as part of the consideration for the Sale Shares.

         2.3     This instrument takes effect as a deed if executed by hand.

3.       CONDIT10NS

         The Notes shall be held subject to the conditions in Schedule 2 and such conditions shall be binding on the Company and the Noteholder and all persons claiming through them respectively.

4.       INTEREST

         4.1 The Company will pay to the Noteholders interest on the Notes at the rate of 10%(ten per cent) per annum monthly in arrears on the last business day of each calendar month such payments to be made at the rate of $5,000 US (Five thousand US dollars) per month. The interest shall accrue from day to day and be computed on a 360 day basis from the date of this Instrument.

         4.2 Insofar as the payment at the rate of $5,000 US per month exceeds the amount of interest payable on the balance of the indebtedness outstanding under the Notes any surplus over and above the interest payment will be utilised in repayment of the principal indebtedness outstanding hereunder.

5.       PAYMENT

         All monies payable in respect of the Notes either of interest paid or principal shall be paid in US dollars to the Noteholder by bank transfer to the following account: Account Number 4500132251; Union Bank, Orange CA 72668; Routing Number: 122000-496 or by such other method as the Noteholder may specify from time to time.

6.       REPAYMENTS OF PRINCIPAL AMOUNT OF THE NOTES

         As and when the Notes are, or any part thereof is, repayable in accordance with the Conditions the Company will pay to the Noteholders the principal amount of the Notes which falls to be repaid together with interest at the rate specified in clause 4 hereof calculated to the actual date of redemption or repayment.

7.       SET-OFF AND TAXATION

         All sums payable by the Company hereunder (whether of principal, interest, fees or otherwise) shall be paid:

         7.1 in full without any deduction on account of any set-off of amounts due or allegedly due from the Noteholder to the Company; and

         7.2 free and clear of, and without deduction for, any taxes or otherwise except to the extent that the Company is required by law to make payment subject to such deduction. If any such deduction must be made or if the Noteholder is required to make any payment on or in relation to any amount received or receivable by it hereunder (other than a tax on overall net income) by reason of law, the Company shall pay such additional amounts as may be necessary to ensure that the Noteholder receives and may retain a net amount equal to the full amount which it would have received had payment not been made subject to any deduction or the Noteholder had not been obliged to make a payment in relation to any such receipt.

8.       NOTICES

         8.1 Any notice or other document to be served under this instrument must be in writing and may be delivered or sent by pre-paid air mail post or facsimile transmission to the Company at its registered office for the time being and to a Noteholder at his registered address.

         8.2     Any notice or document shall be deemed served:

                 8.2.1    if delivered by hand at the time of delivery;

                 8.2.2    if posted 4 days after posting;

                 8.2.3 if sent by facsimile transmission at the time of transmission if between the hours of 9.00 am and 5.00 pm on Monday to Friday in the country of receipt (other than statutory holidays) or otherwise at 9.00 am on the next succeeding banking business day in the country of receipt provided always that a hard copy of the facsimile transmission is posted to the addressee of the notice within 24 hours of such transmission.

         8.3     Service will be proved (without prejudice to any other means):

                 8.3.1 by post if it can be shown that the notice or document was contained in a envelope properly stamped and posted as provided in this clause;

                 8.3.2 by facsimile if it can be shown that the notice or document was duly received by production of a copy fax bearing the addressee's answerback code or automatic record of correct transmission.

9.       CERTIFICATE

         The Noteholder shall be entitled to a Certificate or Certificates stating the amount of the Notes held by it and each Certificate shall be executed as a deed of the Company by the signature of two of its Directors or by one of its Directors and its secretary and shall be in the form or substantially in the form set out in Schedule 1.

10.      ENGLISH LAW

         This instrument shall be governed by English law and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.

IN WITNESS of which this instrument has been duly executed as a deed the day and year first above written

                                   SCHEDULE 1

                              Form of Certificate

CERTIFICATE NO
                              ISSUE OF US $600,000
                          INTEREST BEARING LOAN NOTES
                                 (THE "NOTES")

THIS IS TO CERTIFY THAT GENERAL AUTOMATION, INC a company organised under the laws of the State of Delaware United States of America and whose principal place of business is at 17731 Mitchell North Irvine CA 92714 USA is the registered holder of US $600,000 of the Notes which are constituted by an
instrument entered into by Future Services Limited on    February 1996 (the
"Instrument") and issued on the date set out below subject to the provisions contained in the Instrument and the conditions set out in Schedule 2 thereto.


DATE OF ISSUE OF NOTES:                 February 1996.


EXECUTED by FUTURE SERVICES LIMITED )
as a DEED by these signatures and   )
DELIVERED                           )

 ...............................       Director

 .................................     Secretary/Director

                                   SCHEDULE 2
                                                                 The Condition&
1. The Notes shall be redeemed by the Company by payments according to the provisions of clauses 4, 5, 6 and 7 of the main part of this instrument and Schedule 3 of this instrument

2.       2.1    Any partial redemption shall be pro rata to the respective holdings of the persons holding the Notes at the relevant time.

         2.2 All Notes redeemed in full by the Company will be cancelled and will not be reissued.

3. On completion of this instrument the Company will deliver or procure the delivery to the Noteholder of the duly executed Security as security for the Company's obligations under this instrument.

4. Notwithstanding anything herein contained the Notes shall become immediately repayable upon notice being served on the Company by the Noteholder in any of the following events:

         4.1 if the Company or the Directors are in breach of any term of this Instrument or the Share Sale Agreement; or

         4.2 if the Company fails to make the payment of any of the monies due hereunder within 3 days of the due date for any such payment; or

         4.3 if an order is made or an effective resolution is passed for winding up of any Group Company or any similar process for the dissolution or winding up of any Group Company is commenced or instituted in any jurisdiction (except for the purpose of a reconstruction or amalgamation the terms of which have previously been approved in writing by the Noteholder); or

         4.4 if the Company stops or declares itself unable to make payment to its creditors or any Group Company ceases or threatens to cease carrying on its business or substantially the whole of its business; or

         4.5 if any person having any security interests in or over the assets or undertaking of any Group Company becomes entitled, takes or threatens to take any action or steps to enforce such interest or

         4.6 a petition is served for an administration order (or any process similar thereto is instituted in any jurisdiction) to be made in relation to any Group Company; or

         4.7 if any distress, execution, sequestration or other process is levied or enforced upon or sued out against the property of any Group Company; or

         4.8 if the Company is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986; or

         4.9 if the Company ceases to be legally and beneficially entitled to more than 50% of the EGL Share Capital or EGL ceases to be legally and beneficially entitled to more than 50% of the issued share capital from time to time of any of the Subsidiaries; or

         4.10 if the Directors cease to be legally and beneficially entitled to more than 50% of the issued share capital from time to time of the Company; or

         4.11 any indebtedness for borrowings of any Group Company is not paid when due (or within any applicable grace period) any indebtedness of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity or any creditor or creditors of the Group become entitled to declare any indebtedness for borrowings of the Group or any Group Company due and payable prior to its specified maturity; or

         4.12 GAI for any reason considers that the Security given is in jeopardy; or

         4.13 at any time it is or becomes unlawful for the Company to perform or comply with any or all of its obligations hereunder or at any time it is or becomes unlawful for any Group Company to comply with the obligations under any of the Security or any of the obligations of the Company or any Group Company hereunder or for any Group Company under any of the Security are not or cease to be legally valid and binding; or

         4.14 if any material part of the assets or revenues of any Group Company is sold or disposed of or threatened to be sold or disposed of whether in a single transaction or a number of transactions; or

         4.15 if control (as defined in s 435 of the Insolvency Act 1986) or the power to take control of any Group Company is acquired by any person or company or group of associates (as defined in such section); or

         4.16 if any of the Directors and/or the Company fail to comply with any undertaking set out in Part 5 of Schedule 3 and such failure is either incapable of remedy or if capable remedy is not remedied within 7 days of written notice to do so being served on the Directors and/or the Company

5. A Register of the Notes will be kept by the Company and there shall be entered in such Register:

         5.1 the names and addresses of the holders for the time being of the Notes;

         5.2 the amount of the Notes issued on each particular issue date held by every registered holder;

         5.3 the date on which the name of every such registered holder is entered in respect of the Notes standing in his name; and

         5.4 the serial number of each Certificate number issued in respect of the Notes and the dates of issue thereof.

         Any change of name or address on the part of any Noteholder shall forthwith be notified to the Company and thereupon the Register shall be altered accordingly.

6. The Company will recognise the registered holder of any Notes as the absolute holder thereof and will not be bound to take notice of or to see to the execution of any trust whether express, implied or constructive to which the Notes may be subject and the receipt of such person for the monies payable upon the repayment of the same shall be a good discharge to the Company notwithstanding any notice it may have, whether express or otherwise, of the right, title, interest or claim of any other person to or in such notes or interest or monies. No notice of any trust, express, implied or constructive shall (except as provided by any statutory provisions or as required by an order of a court of competent jurisdiction) be entered on the Register in respect of any Notes.

7. The Notes shall be freely transferable by the holders thereof from time to time.

8. If any Certificate issued in respect of the Notes be worn out or defaced, then upon production thereof to the Directors they may cancel the same and may issue a new Certificate in lieu thereof and if any such Certificate be lost or destroyed then upon proof thereof to the satisfaction of the Directors or in default of proof on such indemnity as the Directors may deem adequate being given a new Certificate in lieu thereof may be given to a person entitled to such lost or destroyed Certificate. An entry of the issue of the new Certificate and indemnity (if any) shall be made in the Register.'

9. Any modification or compromise or any arrangement in respect of the rights of the Noteholder against the Company and any modification of these conditions or of the provisions of this instrument shall require the prior written consent of the Company and the Noteholder.

                                   SCHEDULE 3
                                     Part 1

Calculation of Payments under the provisions of the Loan Note


1. In this Schedule where the context admits the following words and phrases have the meanings next to them:

            "Audited Accounts"       the audited financial statements of each Group company and any consolidated accounts prepared and audited in respect
                                     of the Group as a whole;

            "Eligible Profit"        the consolidated pre tax profit of EGL and Subsidiaries for the relevant period calculated as set out in Part 2 of this Schedule;

            "Payment Period"         each period in respect of which Payment Accounts are to be prepared;

            "Payment Year"           any financial year for which Eligible Profit is to be calculated;

            "Eligible Profit         the certificate by the Company's Accountants specified in
             Certificate"            paragraph 2 of Part 3 of this Schedule;


            "Payment Accounts"       the consolidated accounts of the Group for the period between the date of this instrument and 31.03.1996 and each consecutive six month period thereafter in a Payment Year;

            "Independent             a firm of independent accountants agreed by the Noteholder and FSL
             Accountants"            or in default of agreement within 7 days either party requesting an appointment appointed on the application of either party (following notice to the other) by the President or other senior officer for the time being of the
                                     Institute of Chartered Accountants in England and Wales;

            "Accountants Report"     the report specified in Paragraph 8 of Part 3 of this Schedule;

2. In addition to the interest payments payable under clause 4 of the Instrument the payments payable in redemption of the Notes shall be a sum equal to 50 per cent of the Eligible Profit in each Payment Period until the entire amount of the Notes has been redeemed.

                                      Part 2
                           Calculation of Eligible Profit


1. The Eligible Profit is the consolidated net pre-tax profit of the Group as shown in the Payment Accounts subject to the following adjustments:

         1.1 by adding back to profit any sums which would not have been deducted had those accounts been prepared on the accounting principles bases policies and methods normally used by the Group in preparing the Audited Accounts and which are generally accepted in the UK and which are in accordance with all applicable Statements of Standard Accounts Practice and Financial Reporting Standards;

         1.2 by adding back any payment or provision for Tax (including Advance Corporation Tax) or other tax equivalent to Corporation Tax in the case of any overseas subsidiary and any other tax whether of the United Kingdom or otherwise which may be imposed on or by reference to profit gains income or distributions;

         1.3 adding back any provision for or payment of any dividend or other distribution by the Group;

         1.4 adding back any sum specified as or proposed to be transferred to reserves;

         1.5      by ignoring the effect of any exceptional items;

         1.6 adding back any sum deducted from gross profit in respect of the emoluments paid or payable to or for the benefit of any (or any former) director of the Company (or any person connected with any such person) or any individual who is not an employee of the Group except as arms-length consideration for services properly rendered to the Group (including fees expenses pension contributions and the cost in money value to the Company or Group of non-cash benefits and any sum paid to any third party as consideration for the services of the person concerned);

         1.7 without prejudice to the generality of 1.6 adding back any sum deducted from gross profits in respect of the emoluments and benefits payable to TAB or IPD in excess of the emoluments and benefits contracted to be paid to TAB and IPD under the terms of their current service contracts with the Group

         1.8 adding back any management (or similar) charges to the Group paid or provided for except as agreed with the Noteholder.

         1.9 excluding the financial ef facts of transactions entered into by the Group which are not on arms-length terms or which are outside the ordinary and proper course of business of the Group

         1.10 by excluding any costs attributable to the early repayment redemption or cancellation of loans or other financing arrangements (including without limitation, leasing, hire, hire purchase or other conditional purchase or deferred payment agreements);

         1.11 treating all sums owing by FSL and the Directors to any Group company as presently due and payable;

         1.12 by adding back any amount written off in respect of goodwill or other intangible assets;

         1.13 by adding back the amount of any transfer or proposed transfer to the reserves.

         1.14 if the auditors certificate in respect of the relevant Audited Accounts is not unqualified by making such adjustment to the prof it of the Group as is fair and reasonable to take account of any matter affected by the qualification made by the auditor;


                                     Part 3


1. FSL and the Directors shall procure that the Payment Accounts are prepared within 28 days of the end of each Payment Period and are submitted together with the Eligible Profit Certificate specified in paragraph 3 of this Part to the Noteholder.

2. FSL and the Directors shall procure that the Audited Accounts for each financial period are prepared and audited within six months of the end of that period and the auditors' certificate signed and submitted to the Noteholder.

3. FSL and the Directors shall procure that the Company's Accountants issue a certificate (the "Eligible Profit Certificate") in respect of each Payment Period in each Payment Year stating the Eligible Profit for that Payment Period as appropriate such certificates shall have attached to them a copy of the relevant accounts.

4.       4.1      the Noteholder may by notice to FSL and the Directors
                  delivered within 7 days of receipt by the Noteholder of the Eligible Profit Certificate require that the calculation of the Eligible Profit specified in it (including any Payment
                  Accounts on which the calculation is based) be reviewed by the Noteholder's Accountants.

         4.2 Without limiting sub-paragraph 4-1 of this Part if the auditors certificate on any accounts annexed to a Eligible Profit Certificate is qualified the Noteholder may by notice to the Purchaser within 7 days of receipt by the Noteholder of the said Eligible Profit Certificate require those accounts to be reviewed by the Noteholder's Accountants to determine any adjustment required under Part 2 of this Schedule.

5. FSL's Accountants and the Noteholder's Accountants shall endeavour to agree any matters relating to the Eligible Profit Certificate or Payment Accounts not agreed between them within 7 days of the Noteholder's Accountants completing their review.

6. If the said accountants fail to agree any matter referred to in paragraph 5 of this Part within the time specified in it the matter in dispute shall be referred to Independent Accountants (acting as experts) for determination. The decision of the Independent Accountants on any matter referred to them shall (except in the case of manifest error) be final and binding on the Accountants and the parties. The costs of the Independent Accountants shall be borne as they direct or in default of a direction by them by the Noteholder and FSL and the Directors equally.

7 . The parties shall procure that the said accountants and any Independent Accountants are each given access to all working papers prepared by the Group or by them and given any information and explanations they may- reasonably request to carry out their respective functions under this Schedule.

8. Upon the agreement of (or determination under paragraph 5 of any matter disputed) the Eligible Prof it the parties shall procure that the Accountants jointly sign and deliver to GAI and FSL and the Directors a report confirming the amount of Eligible Profit for the relevant Payment Period.


                                     Part 4

                             Payment of Amounts Due

1.       Any payments payable to GAI shall be paid:

         1.1 as to the payment provided for by paragraph 2 of Part 1 of this Schedule, such payments will be made simultaneously with the delivery of the Payment Accounts and the Eligible Profit Certificate.

         1.2 if the Noteholder requires a review under paragraph 4 of Part 3 of this Schedule FSL shall:

                  1.2.1 pay the amount of such payment as is payable in accordance with the relevant Payment Accounts and Eligible Profit Certificate;

                  1.2.2 pay the balance of such payment (if any) within 7 days of the delivery of the Accountants Report to the Noteholders and FSL and the Directors together with interest on that balance from the date the sum specified in paragraph 1.2.1 above was due to the date of payment of that balance at the rate of 3 per cent above the base rate of National Westminster Bank plc current from time to time;

2. In the event that the Audited Accounts show a higher Eligible Profits figure than that shown by the Payment Accounts and Eligible Profit Certificate for any Payment Year after adjustment of the Audited Accounts figure to take into account the provisions of this Schedule and in particular part 3 hereof then within 14 days of the filing of the Audited Accounts at Companies House a balancing payment will be made by the Company to the Noteholder for any such Payment Year and insofar as any over payment has been made by the Company this will be deducted from the payment due for the next Payment period.


                                     Part 5

                             Noteholder Protection


The Company and the Directors acknowledge that having regard to the terms of this Instrument the Noteholder has a legitimate interest in ensuring that the Eligible Profit of the Group for each of the Payment Years is as high as may fairly and reasonably be achieved by the Group in those years. Accordingly the Company and the Directors undertake with the Noteholder that during the Payment
Years:

1. they will use their best endeavours to promote the business of the Group and use all their reasonable commercial endeavours to maximise the profits of the Group

2. they will not do anything with the intention of or which is reasonably likely to adversely affecting the business of the Group or the Eligible Profit;

3. they will not seek to transfer or divert or direct elsewhere any orders or enquiries for products or services available from the Group;

4. they will provide the Group with access to the financial management and other facilities of the Company and the Directors.

5. the Directors will not without the previous written consent of the Noteholder part with control of the Company and the Company will not part with control of EGL or the Subsidiaries for the time being. (For the purpose of this sub-paragraph a person or company "A" shall be deemed to part with control of company "B" if as a result of any transaction or series of company transactions or arrangements whether or not involving a transfer of shares in the relevant company or the issue of any shares in any company such person or "A" ceases (either directly or indirectly) to be the holder of shares representing over 50% of the equity share capital of "B";

6. they will not sell or procure the sale or otherwise dispose of the whole or any substantial part of the business undertaking or assets (other than current assets disposed of in the normal course of business) of any Group company;

7. they will procure that any Group Company does not pass any resolution to go into voluntary liquidation (except if a relevant company is at that time insolvent and a registered insolvency practitioner advises liquidation by reason of insolvency);

8. they will procure that the Group makes no material adverse alteration in the nature scope or conduct of its business;

9. they will procure that Eligible Profits are not adversely affected by any service management or similar charge (save as provided for in Part 2 of this Schedule) or by any transaction or arrangement which is not a bona fide commercial transaction or arrangement on arms-length terms;

10. FSL and the Directors further undertake with the Nbteholder that they will respectively procure that the Group will (without prejudice to any particular provisions above):

         10.1 not declare, make or pay any dividend or other distribution without the Noteholder's consent;

         10.2 not create or agree to create any encumbrance without the Noteholder's consent or redeem or agree to redeem any Encumbrance (other than trade guarantees or indemnities in the ordinary course of its business) of the type and scale given in the current financial year;

         10.3 not borrow any money or agree to do so other than in the normal course of trading except as agreed by the Noteholder;

         10.4 not permit any of its insurance policies to lapse become void or voidable or do anything to adversely affect their renewal on the insurers standard (or if different the existing) terms;

         10.5 not to take any steps to have any Group Company wound up unless a registered insolvency practitioner has advised that that Group company should be wound up as insolvent;

         10.6 the Group shall not sell, transfer, lease, assign, grant any licence in respect of or otherwise disposed of the whole or any part of its undertaking property or other assets (whether by one transaction or a series of transactions whether related or not) other than sale of current assets in the ordinary course of trading;

         10.7 that the Group shall not give any guarantee or indemnity other than in the ordinary course of trading and in particular not give. any such guarantee or indemnity in respect of liabilities of any other member of the Group;

         10.8 the Group shall not make any loan or advance or provide any credit other than:

                  (a) for the deposit of monies with the bank which is an authorised institution under the Banking Act 1987;

                  (b)     normal trade credit;

                  (c) to another member of the Group on terms that it shall be repaid forthwith upon the borrower leaving the Group;

                  (d)     bona fide expenses advanced to employees of the Group;

                  (e)     as permitted by the Noteholder;

         10.9 without the Noteholders consent such consent not be unreasonably withheld the Group shall not subscribe for or purchase or acquire any shares, debentures, debenture stock, mortgages, securities or interest in any other company, trust partnership or other body (whether or not having separate legal personality);

         10.10 the Group shall not acquire any subsidiary or associated company or new business or any interest in any such;

         10.11 the memorandum and articles of association of the Company or any Group company will not be altered without the consent of the Noteholder;

         10.12 the monthly accounting statements and information currently prepared by each Group company will be copied to the Noteholder within 7 days of receipt of such statements and information by the company and/or the Directors and the company and/or the Directors will procure that each Group company will continue to produce such statements and information.

                                   SCHEDULE 4
                                 the "Security"

1. Fixed and Floating Charge in the agreed form given by FSL to the Noteholder.

2. Fixed Charge over the shares in FSL in the agreed form given by the Directors to the Noteholder.

EXECUTED by FUTURE SERVICES LIMITED as a DEED by these signatures and DELIVERED

                 Director                          /s/ T A BOWMAN
                 Secretary/Director                /s/ I P DAWKINS

SIGNED by TERENCE ANTHONY BOWMAN as a DEED in the presence of:

                 /s/ TERENCE ANTHONY BOWMAN

Witness Signature:
Name:                     T.J. Pope
Address:                  125 London Wall, London EC2Y 5AE
Occupation:               Solicitor


SIGNED by IAN PRYCE DAWKINS as a DEED in the presence of:

                 /s/ IAN PRYCE DAWKINS

Witness Signature:
Name:                     T.J. Pope
Address:                  125 London Wall, London EC2Y 5AE
Occupation:               Solicitor

DATED: 6 March 1996



                               IAN PRYCE DAWKINS
                                      and
                             TERENCE ANTHONY BOWMAN


                                    --and--


                              GENERAL AUTOMATION INC.

                                   ----------

                                SHARES MORTGAGE

                                   ----------

                      -----------------------------------

                             Dibb Lupton Broomhead
                                125 London Wall
                                     LONDON
                                    EC2Y 5AE

                               Tel: 0345 26 27 28
                               Fax: 0171 600 1753

                                   CONTENTS

CLAUSE                                                              PAGE
                                                                    ----
    1.   DEFINITIONS AND INTERPRETATION   . . . . . . . . . . . . .   1
    2.   SECURITY . . . . . . . . . . . . . . . . . . . . . . . . .   4
    3.   DEPOSIT OF TITLE DOCUMENTS AND REGISTRATION  . . . . . . .   4
    4.   DIVIDENDS AND VOTING   . . . . . . . . . . . . . . . . . .   6
    5.   CALLS AND OTHER OBLIGATIONS  . . . . . . . . . . . . . . .   6
    6.   REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . .   7
    7.   UNDERTAKINGS   . . . . . . . . . . . . . . . . . . . . . .   8
    8.   PRESERVATION OF SECURITY   . . . . . . . . . . . . . . . .   8
    9.   ENFORCEMENT OF SECURITY  . . . . . . . . . . . . . . . . .  11
    10.  APPLICATION OF PROCEEDS  . . . . . . . . . . . . . . . . .  11
    11.  RELEASE OF SECURITY  . . . . . . . . . . . . . . . . . . .  12
    12.  FURTHER ASSURANCE AND POWER OF ATTORNEY  . . . . . . . . .  12
    13.  DELEGATION   . . . . . . . . . . . . . . . . . . . . . . .  13
    14.  PROTECTION OF PURCHASER  . . . . . . . . . . . . . . . . .  13
    15.  INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . .  14
    16.  EXPENSES AND TAXES   . . . . . . . . . . . . . . . . . . .  14
    17.  WAIVERS; REMEDIES CUMULATIVE   . . . . . . . . . . . . . .  15
    18.  ASSIGNMENT   . . . . . . . . . . . . . . . . . . . . . . .  15
    19.  SEVERABILITY   . . . . . . . . . . . . . . . . . . . . . .  15
    20.  NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . .  16
    21.  COUNTERPARTS   . . . . . . . . . . . . . . . . . . . . . .  17
    22.  GOVERNING LAW AND JURISDICTION   . . . . . . . . . . . . .  17

THIS SHARES MORTGAGE is made as a deed on 6 March 1996
BETWEEN:

(1) IAN PRYCE DAWKINS, of Stable House, Swithland Court, Woodhouse Eaves, Leicestershire LE12 8SS and TERENCE ANTHONY BOWMAN of Bayview House, The Square, Cawsand, Cornwall PL10 1PD (together called the "Mortgagor"); and

(2) GENERAL AUTOMATION INC., whose principal place of business is at 17731 Mitchell North, Irvine CA92714, USA ("GAI").

WHEREAS:

(A) By a Loan Note dated 6 March 1996 (the "Loan Note") and a Sale Share Agreement of the same date ("the Share Sale Agreement") both made between the Mortgagor, Future Services Limited (Company no. 3023386) (the "Borrower") and GAI, the Borrower agrees to pay certain monies to GAI and the Borrower and the Mortgagor undertake certain obligations to GAI on the terms and conditions contained in the Loan Note and the Sale Share Agreement.

(B) The Mortgagor has agreed to provide security to GAI to secure its obligations and the obligations of the Borrower on the terms of this Mortgage.

IT IS AGREED as follows:


1.       DEFINITIONS AND INTERPRETATION

         1.1

"Event of Default"                means an Event of Default
                                  specified in Clause 4 of Schedule 2
                                  of the Loan Note.

"Potential Default"               means an event, occurrence or

                                  omission which with any of the passing of time,
                                  determination of materiality, giving of notice or
                                  satisfaction of any other condition would be an
                                  Event of Default.

"Security Assets"                 means the Shares and all rights, assets or
                                  property referred to in Clause 2.1 below.

"Security Documents"              means the Loan Note, the Share Sale Agreement,
                                  this Mortgage and any other document present or future in
                                  connection with it or evidencing or creating security
                                  for any obligation of a Security Party to GAI, as from
                                  time to time varied.

"Secured Liabilities"             means the aggregate of all sums of money
                                  and liabilities from time to time owing by the
                                  Borrower or any other Security Party to GAI under
                                  the Security Documents (whether actual or contingent,
                                  joint or several).

"Security Party"                  means each party to a Security Document other than GAI.

"Shares"                          means 100 Ordinary Shares of ONE POUND (pound sterling 1) each in the Borrower owned by the Mortgagor.

         1.2 The expressions in Clause 1.1 have their defined meanings in this Mortgage unless the context otherwise requires.

         1.3 Terms defined in the Loan Note have the same meaning when used in this Mortgage unless otherwise defined in this Mortgage.

         1.4 The index to and the headings in this Mortgage are for convenience only and are to be ignored in construing this Mortgage.

         1.5     Unless the contrary intention appears, a reference to:

                 1.5.1 a provision of law is a reference to that provision as amended or re-enacted;

                 1.5.2 a clause or a Schedule is a reference to a clause of or a schedule to this Mortgage;

                 1.5.3 words importing the plural include the singular and vice versa;

                 1.5.4 reference to a law (i) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (ii) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (iii) includes any judicial or administrative interpretation or application thereof and (iv) is a reference to that provision as amended, substituted or reenacted;

                 1.5.5    a person includes its successors and assigns;

                 1.5.6 any document is a reference to that document as amended, novated or supplemented; and

                 1.5.7    a time of day is a reference to London time.


2.       SECURITY

         For good and valuable consideration, receipt of which is acknowledged and as security for the Secured Liabilities and the obligations of the Mortgagor and the Borrower under the Security Documents the Mortgagor with full title guarantee:

         2.1 mortgages and charges to GAI, by way of a first legal mortgage, the Shares; and

         2.2 mortgages and charges and agrees to mortgage and charge to GAI, by way of a first legal mortgage:

                 2.2.1 all dividends paid or payable after the date of this Mortgage on all or any of the Shares;

                 2.2.2 all stocks, shares, securities, rights, moneys or property accruing or offered at any time (whether by way of redemption, bonus, preference, option rights or otherwise) to or in respect of any of the Shares or in substitution or exchange for or otherwise derived from, any of the Shares; and

                 2.2.3 all dividends, interest or other income in respect of any such asset as is referred to in sub-Clause 2.2.2.

3.       DEPOSIT OF TITLE DOCUMENTS AND REGISTRATION

         3.1     The Mortgagor shall:

                 3.1.1 immediately deposit with GAI all certificates or other documents evidencing an entitlement to the Shares and share transfer forms in blank in respect of those Shares as are in certificated form;

                 3.1.2 immediately on conversion of any of the Shares from certificated to uncertificated form, and on the creation or conversion of any other securities which are for the time being comprised in the Security Assets in or into uncertificated form, give such instructions or directions as GAI may require in order to protect or preserve its security; and

                 3.1.3 immediately on receipt of any certificate or other document evidencing any entitlement to any further or other Security Assets deposit it with GAI together with such share transfer forms in blank or other documents as GAI may require.

         3.2     The Mortgagor authorises GAI:

                 3.2.1 to arrange for any of the Security Assets which are in registered form to be registered in the name of GAI or a nominee of GAI (if required by GAI to perfect GAI's security); and

                 3.2.2 (under its powers of realisation) to transfer or cause any of the Security Assets to be transferred to and registered in the name of any purchaser or transferee.

         3.3 The Mortgagor shall from time to time on the request of GAI execute and sign all transfers, powers of attorney and other documents and give such instructions and directions as GAI may require for perfecting its title to any of the Security Assets or for vesting the same in itself or its nominee or in any purchaser or transferee.

4.       DIVIDEDS AND VOTING

         4.1 Unless and until an Event of Default or a Potential Default occurs, the Mortgagor shall be entitled:

                 4.1.1 to receive all dividends, interest and income from the Security Assets; and

                 4.1.2 to exercise, or to direct GAI to exercise, any voting rights attached to any of the Security Assets but only in a manner consistent with the terms of this Mortgage.

         4.2 At any time after the occurrence of an Event of Default or Potential Default and without any further consent or authority on the part of the Mortgagor, GAI may exercise at its discretion (in the name of the Mortgagor or otherwise), in respect of any of the Security Assets, any voting rights and any powers or rights which may be exercised by the person or persons in whose name or names the Security Assets are registered or who is the holder or bearer of them including (but without limitation) all the powers given to trustees by
                 Section 10(3) and (4) of the Trustee Act 1925 (as amended by
                 Section 9 of the Trustee Investments Act 1961) in respect of securities or property subject to a trust.

         4.3 GAI will give notice of any such action as is referred to in Clause 4.2 above to the Mortgagor as soon as practicable.

5.       CALLS AND OTHER OBLIGATIONS

         5.1 The Mortgagor will pay all calls or other payments which may become due in respect of any of the Security Assets and, if it fails to do so, GAI may elect to make such payments on behalf of the Mortgagor. Any sums so paid by GAI shall be repayable by the Mortgagor to GAI on demand, together with interest at the Default Rate from the date of such payment by GAI, and pending such repayment shall be added to and form part of the Secured Liabilities.

         5.2 The Mortgagor shall promptly copy to GAI and comply with all requests for information which is within its knowledge and which are made under Section 212 of the Companies Act 1985 or any similar provision contained in any articles of association or other constitutional document relating to any of the Security Assets and, if its fails to do so, GAI may elect to provide such information as it may have on behalf of the Mortgagor.

         5.3 The Mortgagor shall remain liable to observe and perform all of the other conditions and obligations assumed by it in respect of any of the Security Assets.

         5.4 GAI shall not be required to perform or fulfil any obligation of the Mortgagor in respect of the Security Assets or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it or the Mortgagor, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled under this Mortgage at any time or times.

6.       REPRESENTATIONS AND WARRANTIES

         The Mortgagor represents and warrants to GAI that:

         6.1 the Mortgagor has full title guarantee to the Shares, free from any lien, charge, equity or encumbrance;

         6.2     the Shares are fully paid; and

         6.3 it will have full title guarantee to any other Security Assets, free from any lien, charge, equity or encumbrance.


7.       UNDERTAKINGS

         The Mortgagor undertakes to GAI that:

         7.1 it will not assign, pledge or otherwise encumber the whole or any part of the Security Assets to anyone other than GAI;

         7.2 the Shares represent and will continue to represent 100 per cent of the share capital of the Borrower and no further shares in the Borrower shall be allotted or issued during the term of this charge; and

         7.3 it will not take or permit the taking of any action whereby the rights attaching to any of the Security Assets are diluted by the issue of any further shares in the Borrower.


8.       PRESERVATION OF SECURITY

         8.1     The security constituted by this Mortgage:


                 8.1.1    shall be a continuing security;

                 8.1.2 shall not be satisfied by any intermediate payment or satisfaction of the whole or any part of the Secured Liabilities;

                 8.1.3 shall secure the ultimate balance of the Secured Liabilities; and

                 8.1.4 shall be in addition to and shall not be affected by any other Encumbrance now or subsequently held by GAI for all or any of the Secured Liabilities.

         8.2 The obligations of the Mortgagor under this Mortgage shall not be affected by any act, omission or circumstances which but for this provision might operate to release or otherwise exonerate the Mortgagor from its obligations under this Mortgage or affect such obligations including (but without limitation) and whether or not known to the Mortgagor or GAI:

                 8.2.1 any time or indulgence granted to or composition with the Borrower or any other person;

                 8.2.2 the variation, extension, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any terms of the Security Documents or any rights or remedies against, or any security granted by, the Borrower or any other person;

                 8.2.3 any irregularity, invalidity or unenforceability of any obligations of the Borrower under the Security Documents or any present or future law or order of any government or authority (whether of right or in fact) purporting to reduce or otherwise affect any of such obligations to the intent that the Mortgagor's obligations under this Mortgage and this security shall remain in full force and this Mortgage shall be construed accordingly as if there were no such irregularity, unenforceability, invalidity, law or order;

                 8.2.4 any legal limitation, disability, incapacity or other circumstances relating to the Borrower, any guarantor or any other person or any amendment to or variation of the terms of the Security Documents or any other document or security.

         8.3 The Mortgagor waives any right it may have of first requiring GAI to proceed against or claim payment from the Borrower or enforce any guarantee or security before enforcing this Mortgage.

         8.4 Until all the Secured Liabilities have been irrevocably paid in full, the Mortgagor shall not, after default and a claim has been made under this Mortgage or this Mortgage becomes enforceable:

                 8.4.1 be entitled or claim to rank as creditor in the bankruptcy, liquidation or dissolution of the Borrower or any other guarantor in competition with GAI; or

                 8.4.2 receive, claim or have the benefit of any payment or distribution from or on account of the Borrower or any guarantor or exercise any right of set-off as against the Borrower or any guarantor or claim the benefit of any security or moneys held by or for the account of GAI and

                         GAI shall be entitled to apply such security and moneys as it sees fit.

         8.5 A certificate of GAI as to the amount due from the Borrower under the Security Documents shall, as against the Mortgagor, be conclusive evidence of such amount in the absence of manifest error.

         8.6 Where any discharge (whether in respect of this Mortgage, any other security or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation or otherwise without limitation, this security and the liability of the Mortgagor under this Mortgage shall continue as if there had been no such discharge or arrangement.


9.       ENFORCEMENT OF SECURITY

         If an Event of Default occurs, GAI shall be entitled to put into force and to exercise immediately, or as and when it may see fit, any and every power possessed by GAI by virtue of this Mortgage or available to a secured creditor (but so that section 93 and section 103 of the Law of Property Act 1925 shall not apply to this security) and in particular (but without limitation) GAI shall have power:

         9.1 to sell all or any of the Security Assets in any manner permitted by law upon such terms as GAI shall in its absolute discretion determine; and

         9.2 to collect, recover or compromise and to give a good discharge for any moneys payable to the Mortgagor in respect of any of the Security Assets.

10.      APPLICATION OF PROCEEDS

         All moneys received by GAI in respect of the Security Assets after this security has become enforceable shall be applied by GAI in or towards payment of the Secured Liabilities in such order as GAI sees fit.

11.      RELEASE OF SECURITY

         Upon the irrevocable payment and discharge in full of all the Secured Liabilities, GAI, at the request and expense of the Mortgagor, will release to the Mortgagor all the right, title and interest of GAI in or to the Security Assets and will give such instructions and directions as the Mortgagor may require in order to perfect such release.

12.      FURTHER ASSURANCE AND POWER OF ATTORNEY

         12.1 The Mortgagor shall from time to time upon the request of GAI promptly and duly execute and deliver any and all such further instruments and documents as GAI may deem desirable for the purpose of obtaining the full benefit of this Mortgage and of the rights and powers granted under it.

         12.2 The Mortgagor by way of security irrevocably appoints GAI the attorney of the Mortgagor on its behalf and in the name of the Mortgagor or GAI (as the attorney may decide) to do all acts and things and execute all documents which the Mortgagor could itself do in relation to any of the Security Assets or in connection with any of the matters provided for in this Mortgage, including (but without limitation):

                 12.2.1 to execute any transfer or other assurance in respect of the Security Assets;

                 12.2.2 to exercise all the rights and powers of the Mortgagor in respect of the Security Assets;

                 12.2.3 to ask, require, demand, receive, compound and give a good discharge for any and all moneys and claims for moneys due and to become due under or arising out of any of the Security Assets;

                 12.2.4 to endorse any cheques or other instruments or orders in connection with any of the Security Assets; and

                 12.2.5 to make any claims or to take any action or to institute any proceedings which GAI considers to be necessary or advisable to protect the security created by this Mortgage.

13.      DELEGAT1ON

         GAI may at any time:

         13.1 delegate to any person(s) all or any of its rights, powers and discretions under this Mortgage on such terms (including power to sub-delegate) as GAI sees fit; and

         13.2 employ agents, managers, employees, advisers and others on such terms as GAI sees fit for any of the purposes set out in this Mortgage.

14.      PROTECTION OF PURCHASER

         14.1 No purchaser or other person dealing with GAI or with its attorney or agent shall be concerned to enquire:

                 14.1.1 whether any power exercised or purported to be exercised by it or him has become exercisable;

                 14.1.2   whether any money remains due on this security;

                 14.1.3 as to the property or regularity of any of its or his actions; or

                 14.1.4   as to the application of any money paid to it or him.

         14.2 In the absence of bad faith on the part of such purchaser or other person, such dealings shall be deemed, so far as regards the safety and protection of such purchaser or other person, to be within the powers conferred by this Mortgage and to be valid accordingly. The remedy of the Mortgagor in respect of any impropriety or irregularity whatever in the exercise of such powers shall be in damages only.

15. INDEMNITY

         15.1 The Mortgagor will indemnify GAI and every attorney appointed by it in respect of all liabilities and expenses incurred by it or him in good faith in the execution or purported execution of any rights in accordance with this Mortgage.

         15.2 GAI shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its rights, powers and discretions in good faith under this Mortgage and in particular (but without limitation) GAI in possession shall not be liable to account as Mortgagee in possession or for anything except actual receipts.

16.      EXPENSES AND TAXES

         16.1 The Mortgagor will reimburse GAI on demand for all charges and expenses (including legal fees and expenses) and any VAT on them incurred in the negotiation, preparation and execution of this Mortgage and all waivers, discharges, amendments and other documents in connection with it.

         16.2 The Mortgagor will pay or procure the payment when due of all present and future registration fees, stamp duties and other imposts or transaction taxes in relation to this Mortgage and keep GAI indemnified against any failure or delay in paying them.


17.      WAIVERS:  REMEDIES CUMULATVE

         The rights of GAI under this Mortgage:

         17.1    may be exercised as often as necessary;

         17.2 are cumulative and are not exclusive of its rights under the general law; and

         17.3 may be waived only in writing and specifically and may be on such terms as GAI sees fit.


18.      ASSIGNMENT

         The Mortgagor may not assign any of its rights under this Mortgage. GAI may assign all or any part of its rights under this Mortgage and may change its lending office from time to time. References to GAI include assigns of GAI.

19.      SEVERABILITY

         If a provision of this Mortgage is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         19.1 the validity or enforceability in that jurisdiction of any other provision of this Mortgage; or

         19.2 the validity or enforceability in other jurisdictions of that or any other provision of this Mortgage.


20.      NOTICES

         20.1 All notices or other communications under or in connection with this Mortgage shall be given in writing or by telex or facsimile. Any such notice will be deemed to be given as follows:

                 20.1.1   if in writing, when delivered;

                 20.1.2 if by telex, when dispatched, but only if, at the time of transmission, the correct answerback at the start and at the end of the sender's copy of the notice; and

                 20.1.3   if by facsimile, when received.

                 However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

         20.2 The address and facsimile number of the Mortgagor are in respect of Ian Pryce Dawkins:

                 Stable House,
                 Swithland Court,
                 Woodhouse Eaves,
                 Leicestershire LE12 8SS
                 Fax No.  [                                 ]

                 and in respect of Terence Anthony Bowman

                 Bayview House,
                 The 664 Square,
                 Cawsand, Cornwall
                 Fax No. [             ]

                 and the address, telex number and facsimile number of GAI are:

                 17731 Mitchell North,
                 Irvine CA 92714, USA
                 Fax No. 001 714 752 6772

                 or such other address and fax number as either party may notify to the other by not less than five Business Days' notice.

21.      COUNTERPARTS

         This Mortgage may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument and any party may enter into this Mortgage by executing a counterpart.

22. GOVERNING LAW AND JURISRICTMION

         22.1 This Mortgage is governed by and shall be construed in accordance with English law.

         22.2 The Mortgagor irrevocably agrees, that the English courts are to have jurisdiction to settle any disputes which may arise in connection with this Mortgage and in relation to this Mortgage.

         22.3 Nothing in Clause 22.2 limits the right of GAI to take proceedings against the Mortgagor in any other court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

IN WITNESS whereof each individual Mortgagor and GAI have executed this Mortgage as a deed on the date at the beginning of this Mortgage.

SIGNED as a Deed and delivered by
TERRENCE ANTHONY BOWMAN in the
presence of:

                 /s/ T.J. POPE              /s/ T.A. BOWMAN
                 ----------------------     ------------------------
                 125 London Wall
                 London EC2Y 5AE
                 Solicitor

SIGNED as a Deed and delivered by
IAN PRYCE DAWKINS in the
presence of:

                 /s/ T.J. POPE              /s/ I.P. DAWKINS
                 ----------------------     ------------------------
                 125 London Wall
                 London EC2Y 5AE
                 Solicitor

EXECUTED AS A DEED by GENERAL
AUTOMATION INC. acting by the
following signatures

                          /s/ [UNKOWN SIGNATURE] Pres. & C.E.O.
                          -----------------------------------------------

                          /s/ [UNKNOWN SIGNATURE]
                          -----------------------------------------------

DATED                              6th MARCH                              1996


                            FUTURE SERVICES LIMITED
                             (COMPANY NO. 3023386)

                                    - AND -

                             GENERAL AUTOMATION INC

                             --------------------
                                   DEBENTURE
                             --------------------




- ------------------------------------------------------------------------------
                             Dibb Lupton Broomhead
                                125 London Wall
                                     LONDON
                                    EC2Y 5AE

                               Tel: 0345 26 27 28
                               Fax: 0171 600 1678

                                    CONTENTS


1.     DEFINITIONS AND INTERPRETATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1

2.     MORTGAGES, FIXED CHARGES AND FLOATING CHARGE   . . . . . . . . . . . . . . . . . . . . .             5

3.     NEGATIVE PLEDGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7

4.     FURTHER ASSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             8

5.     DEBTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9

6.     CONVERSION OF FLOATING CHARGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9

7.     INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            10

8.     UNDERTAKINGS BY THE CHARGOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            12

9.     POWERS OF GAI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14

10.    AUTOMATIC CRYSTALLISATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15

11.    APPOINTMENT OF RECEIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16

12.    POWER OF ATTORNEY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          18

13.    PROTECTION OF PURCHASERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20

14.    CURRENCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20

15.    APPLICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20

16.    NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20

17.    REMEDIES CUMULATIVE ETC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21

18.    PROVISIONS SEVERABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22

19.    GAI'S DISCRETION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22

20.    AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22

21.    LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23

SCHEDULE 1
       THE LEGALLY MORTGAGED PROPERTY   . . . . . . . . . . . . . . . . . . . . . . . . . . . .            24

THIS DEBENTURE is made on the 6th day of March 1996

BETWEEN:

(1) FUTURE SERVICES LIMITED a company incorporated under the laws of England and Wales with registered number 3023386 having its registered office at Stable House, Swithland Court, Woodhouse Court, Leicestershire, England (the "Chargor"); and

(2) GENERAL AUTOMATION INC a company organised under the laws of the State of Delaware United States of America whose principal place of business is at 17731 Mitchell North, Irvine, CA USA 92714, ("GAI").

WHEREAS:

(A) By a Loan Note ("the Loan Note") dated 6th March 1996 and a Share Sale Agreement ("the Share Sale Agreement") of the same date both made between the Chargor and its directors and GAI the Chargor agreed to pay certain monies to GAI and undertook certain obligations to GAI on the terms and conditions contained in the Loan Note and the Share Sale Agreement.

(B) It is a term of the Share Sale Agreement and the Loan Note that the Chargor enters into this Debenture.

NOW THIS DEED WITNESSETH as follows:

1.       DEFINITIONS AND INTERPRETATION

         1.1 In this Debenture, unless the context otherwise requires or unless otherwise defined or provided for in this Debenture, words and expressions shall have the same meanings as attributed to them under the Loan Note and Share Sale Agreement. In addition, the following words and expressions shall have the respective meanings ascribed to them:

                          "Charged Property"      the property, assets and
                                                  income of the Chargor
                                                  mortgaged, assigned
                                                  or charged to GAI (whether by
                                                  way of legal mortgage,
                                                  assignment, fixed or floating
                                                  charge) by or pursuant to
                                                  this Debenture and each and
                                                  every part thereof;

                          "Credit Balances"       has the meaning ascribed
                                                  to that term in clause 2.1.5;

                          "Debts"                 has the meaning ascribed
                                                  to that term in clause 2.1.4;

                          "Floating Charge        has the meaning ascribed to
                          Property"               that term in clause 2.1.9;

                          "Legally Mortgaged      has the meaning ascribed to
                          Property"               that term in clause 2.1.1;

                          "Receiver"              an administrative
                                                  receiver or a receiver
                                                  appointed pursuant to the
                                                  provisions of this Debenture
                                                  or pursuant to any applicable
                                                  law and such expression shall
                                                  include, without limitation,
                                                  a receiver and manager;

                          "Secured Obligations"   the actual, contingent,
                                                  present and/or future
                                                  obligations and liabilities
                                                  of the Chargor to GAI under or
                                                  pursuant to the Loan Note
                                                  and Share Sale Agreement and
                                                  the actual, contingent,
                                                  present and/or future
                                                  obligations and liabilities of
                                                  the Chargor arising under or
                                                  pursuant to this Debenture;

                          "Subsidiary"            any company or undertaking
                                                  in the UK or elsewhere which
                                                  is a subsidiary of the
                                                  Chargor as defined by s.736
                                                  of the Companies Act 1985
                                                  from time to time including
                                                  without prejudice to the
                                                  generality of the foregoing
                                                  the following companies:

                                                  (1) Eurosystems Group Limited
                                                  (Company No. 2744739)
                                                  (2) Eurosystems UK Limited
                                                  (Company No. 1257722),
                                                  (3) General Automation Italia
                                                  SpA (Registered CCIAA Milano
                                                  No. 848285), (4) General
                                                  Automation France SA
                                                  (Registered No. B328508437),
                                                  (5) General Automation SA
                                                  (Registered No. 358.518
                                                  Brussels) together with any
                                                  other companies or
                                                  undertakings which are
                                                  subsidiaries or subsidiary
                                                  undertakings of EGL from time
                                                  to time.

1.2      In this Debenture:

         1.2.1 references to clauses and Schedules are to be construed as references to the clauses of, and Schedules to, this Debenture, references to subclauses shall unless otherwise specifically stated be construed as references to the subclauses of the clause in which the reference appears and references to this Debenture include its Schedules;

         1.2.2 references to this Debenture (or to any specific provisions of this Debenture) or any other document shall be construed as references to this Debenture, that provision or that document as in force for the time being and as amended in accordance with its terms, or, as the case may be, with the agreement of the relevant parties;

         1.2.3 words importing the plural shall include the singular and vice versa;

         1.2.4 references to a person shall be construed as including reference to an individual, firm, company, corporation, unincorporated body of persons or any state or any agency thereof;

         1.2.5 references to any statute or statutory provisions include any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

         1.2.6 the words "other" and "otherwise" shall not be construed ejusdem generis with any foregoing words where a wider construction is possible; and

         1.2.7 the words "including" and "in particular" shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any foregoing words.

2.       MORTGAGES, FIXED CHARGES AND FLOATING CHARGE

         2.1 The Chargor, as beneficial owner, hereby charges as continuing security for the payment of the Secured Obligations, in favour of GAI:

                 2.1.1 by way of legal mortgage all estates or interests in the freehold, leasehold and other immoveable property described in Schedule 1 and the proceeds of sale thereof and all buildings and trade and other fixtures on any such property belonging to or charged to the Chargor (the "Legally Mortgaged Property");

                 2.1.2 by way of fixed charge all estates or interests in any freehold, leasehold and other immoveable property now or at any time during the continuance of this security belonging to the Chargor (other than the Legally Mortgaged Property) and the proceeds of sale thereof and all buildings and trade and other fixtures from time to time on any such property belonging to or charged to the Chargor;

                 2.1.3 by way of fixed charge all plant, machinery, vehicles, computers and office and other equipment owned by the Chargor both present and future;

                 2.1.4 by way of fixed charge all book and other debts now or at any time hereafter due or owing to the Chargor together with the full benefit of all guarantees and securities therefor and indemnities in respect thereof (the "Debts");

                 2.1.5 by way of fixed charge all credit balances of the Chargor with other bankers or third parties (the "Credit Balances");

                 2.1.6 by way of a fixed charge all stocks, shares, debentures, bonds, notes, loan capital of:

                          2.1.6.1  any Subsidiary; and

                          2.1.6.2  any other body corporate

                          and all rights to subscribe for, redeem, convert other securities into or otherwise acquire any of the same which may now or hereafter belong to the Chargor, together with all dividends, interest and other income and all other rights of whatsoever kind deriving from or incidental to any of the foregoing;

                 2.1.7 by way of fixed charge the goodwill of the Chargor and its uncalled capital now or at any time hereafter in existence;

                 2.1.8 by way of fixed charge all copyrights, patents, patent applications, licences, trade marks, trade names, know-how and inventions or other rights of every kind deriving therefrom now or at any time hereafter belonging to the Chargor and all fees, royalties and other rights of every kind deriving from such copyrights, patents, trade marks, trade names, know-how and inventions; and

                 2.1.9 by way of floating charge the whole of the Chargor's undertaking and all its property, assets and rights, whatsoever and wheresoever, present and future, other than any property or assets from time to time or for the time being effectively mortgaged, assigned or charged to GAI by way of fixed charge by this clause or clause 2.2 below (hereinafter collectively referred to as the "Floating Charge Property").

                 (and to the intent that the security so constituted shall be a continuing security in favour of GAI).

         2.2 The Security constituted by or pursuant to this Debenture shall be in addition to and shall be independent of every bill, note, guarantee, mortgage, pledge or other security which GAI may at any time hold in respect of any of the Secured Obligations and it is hereby declared that no prior security held by GAI over the Charged Property or any part thereof shall merge in the security created hereby or pursuant hereto.

3.       NEGATIVE PLEDGE

         The Chargor hereby covenants that without the prior written consent of GAI it shall not nor shall it agree or purport to:

         3.1 create or permit to subsist any Encumbrance whether in any such case ranking in priority to or pari passu with or after the mortgages assignments and the fixed and floating charges hereby created or any other security created by this Debenture save to the extent permitted or required under the Facilities Agreement; or

         3.2 sell, discount, factor, transfer, lease, lend or otherwise dispose of, whether by means of one or a number of transactions related or not and whether at one time or over a period of time, the whole or, save in the ordinary course of business, any part of its undertaking or assets save as permitted by consent in writing given by the Chargor.

4.       FURTHER ASSURANCE

         4.1 The Chargor hereby applies to the Chief Land Registrar for the registration against the registered titles specified in
                 Schedule 1 of the following:

                 4.1.1    a restriction in the following terms;

                          "except under an order of the Registrar no charge or other security interest is to be registered or noted without the consent of the proprietor for the time
                          being of charge number [       ]";


                 4.1.2 a notice that under the provisions of this Debenture the Secured Parties are under an obligation to make further advances.

         4.2 The Chargor shall from time to time, at the request of GAI and at the Chargor's cost, execute in favour of GAI, or as it may direct, such further or other legal assignments, transfers, mortgages, charges or other documents as in any such case GAI shall stipulate over the Chargor's estate or interest in any property or assets of whatsoever nature or tenure and wheresoever situate, for the propose of more effectively providing security to GAI for the payment or discharge of the Secured Obligations. Without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, charges or other documents shall be in such form as GAI shall stipulate and may contain provisions such as are herein contained or provisions of the like effect and/or such other provisions of whatsoever kind as GAI shall consider requisite for the improvement or perfection of the security constituted by or pursuant to this Debenture. The obligations of the Chargor under this clause shall be in addition to and not in substitution for the covenants for further assurance deemed to be included herein by virtue of section 76(l)(c) of the Law of Property Act 1925.

         4.3 The Chargor shall immediately after the execution of this Debenture (or upon becoming possessed thereof at any time hereafter) deposit with GAI all deeds, certificates and other documents constituting or evidencing title to its real property comprised within the Charged Property or any part thereof and to any of the assets and rights charged under clause 2.1.6.
5.    DEBTS

      5.1 The Chargor shall from time to time pay the proceeds of all Debts into such bank accounts as GAI may designate in writing to the Chargor and enter into such further arrangements in respect of such Debts as GAI may require.

6.    CONVERSION OF FLOATING CHARGE

      If, at any time, GAI believes that any assets of the Chargor are in danger of being seized or sold under any form of distress, execution or other similar process it may, by notice in writing to the Chargor, convert the floating charge created by this Debenture into a fixed charge in relation to the assets specified in such notice (which assets need not be exclusively those assets which are in danger of seizure or sale) and GAI shall further be entitled (but not bound) to take possession of or appoint a Receiver of such assets.

7.       INSURANCE

         7.1 The Chargor shall at all times during the subsistence of the security constituted by or pursuant to this Debenture comply with all covenants, undertakings and conditions as to insurance of any part of the Charged Property imposed by the terms of any lease, agreement for lease or any tenancy under which the Chargor derives its estate or interest therein and, subject to the foregoing and so far as not inconsistent with the said terms, the Chargor shall at all such times:

                 7.1.1 cause all buildings, trade and other fixtures and all plant, machinery, vehicles, computers and office and other equipment and all stock in trade forming part of the Charged Property to be insured and to be kept insured in such insurance office, in such amounts and against such risks as GAI may require from time to time, but otherwise in such insurance office of repute as shall have been selected by the Chargor or with Lloyd's underwriters on the equivalent basis as insurances are maintained by prudent companies carrying on businesses comparable with that of the Chargor and on a comparable scale as regards the property and assets insured, the insured risks and the classes of risk to be covered and the amount of the insurance cover;

                 7.1.2 cause the interest of GAI in all parts of the Charged Property that are for the time being insured otherwise than in the joint names of GAI and the Chargor to be noted by endorsement on the policy or policies of insurance relating thereto;

                 7.1.3 duly and punctually pay all premiums and other monies due and payable under all such insurances as aforesaid and promptly upon request by GAI produce to GAI the premium receipts or other evidence of the payment thereof; and

                 7.1.4 on demand by GAI, deposit all policies and other contracts of insurance relating to the Charged Property or any part thereof with GAI or produce the same to GAI for inspection.

         7.2 If default shall be made by the Chargor in complying with clause 7.1 GAI may but shall not be obliged to effect or renew any such insurance as is mentioned in that clause either in its own name or in its name and that of the Chargor with an endorsement of GAI's interest. The monies expended by GAI on so effecting or renewing any such insurance shall be reimbursed by the Chargor to GAI on demand and until so reimbursed shall carry interest at the rate of two (2) per cent above National Westminster Bank base rate from time to time from the date of payment to the date of reimbursement (after as well as before any judgment).

         7.3 All claims and monies received or receivable under any such insurances as aforesaid shall (subject to the rights and claims of any lessor or landlord of any part of the Charged Property) at the direction of GAI be applied either in making good the loss or damage in respect of which the same has been received or in or towards the discharge of the Secured Obligations.

8.       UNDERTAKINGS BY THE CHARGOR

         8.1 The Chargor hereby undertakes with GAI that it will at all times while there shall subsist any security constituted by or pursuant to this Debenture:

                 8.1.1 keep all buildings, trade and other fixtures, fixed and other plant and machinery forming part of the Charged Property in good and substantial repair and permit GAI, its officers, employees and agents free access at all reasonable times to view the state and condition thereof, provided that GAI shall have given the Chargor reasonable prior notice of its desire to exercise its rights under this sub-clause and requested access accordingly;

                 8.1.2 preserve, maintain and renew as and when necessary all copyrights, licences, patents, trade marks and other rights required in connection with its business and/or the premises in which such business is conducted;

                 8.1.3 observe and perform all covenants reserved by or contained in any lease, agreement for lease or tenancy agreement under which any part of the Charged Property may be held and will not without the consent of GAI vary, surrender, cancel, assign or otherwise dispose of or permit to be forfeited any leasehold interest forming part of the Charged Property or agree any rent review;

                 8.1.4 observe and perform all restrictive and other covenants and stipulations affecting any part of the Charged Property or the use or the enjoyment of the same or any part thereof;

                 8.1.5 observe and perform all obligations under any statute, regulation, directive, order or notice made or given by any competent authority and not to do or permit or allow to subsist on or about any part of the Chargor's real property anything which might result in proceedings being brought by a competent authority;

                 8.1.6 not without the prior written consent of GAI part with possession of the whole or any part of, or confer on any other person any right or licence to occupy, or grant any licence to assign or sub-let, any land or buildings forming part of the Charged Property;

                 8.1.7 not without the prior written consent of GAI allow any person other than itself to be registered under the Land Registration Act 1925 a proprietor of the Charged Property or any part thereof or create or permit to arise any overriding interest affecting such property and the reasonable costs incurred by GAI of lodging from time to time a caution against registration of the title to such property (if unregistered) or any part thereof shall be an expense properly incurred in relation to this security; and

                 8.1.8 indemnify GAI (and as a separate covenant any Receiver or Receivers appointed by it) against all existing and future rents, taxes, rates, duties, fees, renewal fees, charges, assessments, impositions and outgoings whatsoever (whether imposed by deed or statute or otherwise and whether in the nature of capital or revenue and even though of a wholly novel character) which now or at any time during the continuance of the security constituted by or pursuant to this Debenture are properly payable in respect of the Charged Property or any part thereof or by the owner or occupier thereof.

         8.2 If any such sums as are referred to in sub-clause 8.1.8 shall be paid by GAI (or any Receiver or Receivers) the same shall be reimbursed by the Chargor to GAI on demand and until so reimbursed shall bear interest at the rate of two (2) per cent above the National Westminster Bank base rate from time to time from the date of payment to the date of reimbursement (after as well as before any judgment).

9.       POWERS OF GAI


         9.1 At any time after GAI shall have duly served notice on the Chargor demanding payment or discharge by the Chargor of all or any of the Secured Obligations, in whole or in part, or if requested by the Chargor, GAI may exercise without further notice and without any of the restrictions contained in section 103 of the Law of Property Act 1925, whether or not it shall have appointed a Receiver, all the powers conferred on mortgagees by the Law of Property Act 1925 and all the powers and discretions conferred by this Debenture.

         9.2 The statutory powers of leasing, letting, entering into agreements for leases or lettings and accepting and agreeing to accept surrenders of leases conferred by sections 99 and 100 of the said Act shall not be exercisable by the Chargor in relation to any part of the Charged Property without the prior written consent of GAI. In addition to such statutory powers GAI shall have power after serving the notice referred to in clause 9.1 to lease or make agreements for leases at a premium or otherwise and accept surrenders of leases and generally without restriction on the kinds of leases and agreements for leases that GAI may make and generally without the necessity for GAI to comply with any restrictions imposed by or the other provisions of the said sections 99 and 100. GAI may delegate such powers to any person and no such delegation shall preclude the subsequent exercise of such powers by GAI itself or preclude GAI from making a subsequent delegation thereof to some other person and any such delegation may be revoked.

         9.3 The restriction on the right of consolidating mortgage securities contained in section 93 of the Law of Property Act 1925 shall not apply to this Debenture.

         9.4 So far as permitted by law, neither GAI nor any Receiver shall, by reason of it or any Receiver entering into possession of any part of the Charged Property when entitled so to do, be liable to account as mortgagee in possession or be liable for any loss or realisation or for any default or omission for which a mortgagee in possession might be liable.

10.      AUTOMATIC CRYSTALLISATION

         Notwithstanding anything to the contrary herein contained if the Chargor charges, pledges or otherwise encumbers (whether by way of fixed or floating security) any of the property, assets and income comprising the Floating Charge Property or attempts so to do without the prior consent in writing of GAI or if any creditor or other person levies any distress, execution, sequestration or other process against any of the said property, assets and income the floating charge hereby created shall automatically without notice operate as a fixed charge forthwith upon the occurrence of such event.

11.      APPOINTMENT OF RECEIVER

         11.1 At any time after GAI shall have duly served notice on the Chargor demanding the payment or discharge by the Chargor of all or any of the Secured obligations, in whole or in part, or if requested by the Chargor or after the application to the court for an administration order in relation to the Chargor under the Insolvency Act 1986, GAI may appoint one or more persons to be a Receiver or Receivers of the Charged Property.

         11.2    Subject to section 45 of the Insolvency Act 1986, GAI may
                 (i) remove any Receiver previously appointed hereunder, and
                 (ii) appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed hereunder.

         11.3 If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receivers of the same assets or income, each one of such Receivers shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instrument(s) appointing them) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

         11.4 Every such appointment or removal, and every delegation, appointment or removal by GAI in the exercise of any right to delegate its powers or to remove delegates herein contained, may be made in writing under the hand of any [manager] or other officer of GAI.

         11.5    Every Receiver shall have:

                 11.5.1 all the powers conferred by the Law of Property Act 1925 on mortgagees in possession and receivers appointed under that Act;

                 11.5.2 power in the name or on behalf and at the cost of the Chargor to exercise all the powers and rights of an absolute owner and to do or omit to do anything which the Chargor itself could do; and

                 11.5.3 if an administrative receiver, all the powers specified in Schedule 1 of the Insolvency Act 1986.

         11.6 In making any sale or other disposal of any of the Charged Property in the exercise of their respective powers the Receiver or GAI may require any consideration (without prejudice to its obligations under applicable law) and may accept, as and by way of consideration for such sale or other disposal, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may be receivable in a lump sum or by instalments.

         11.7 All monies received by any Receiver appointed under this Debenture shall be applied in the following order: (1) in the payment of the costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration; (2) in the payment and discharge of any outgoings paid and liabilities incurred by the Receiver in the exercise of any of the powers of the Receiver; (3) in providing for the matters (other than the remuneration of the Receiver) specified in the first three paragraphs of section

                 109(8) of the Law of Property Act 1925; (4) in or towards payment of any debts or claims which are by statute payable in preference to the Secured Obligations but only to the extent to which such debts or claims have such preference; (5) in or towards the satisfaction of the Secured Obligations in accordance with the terms of this Debenture; and any surplus shall be paid to the Chargor or other person entitled thereto. The provisions of this clause and clause 11.9 shall take effect as and by way of variation and extension to the provisions of the said section 109(8), which provisions as so varied and extended shall be deemed incorporated herein.

         11.8 Every Receiver shall be the agent of the Chargor which shall be solely responsible for his acts and defaults and for the payment of his remuneration.

         11.9 Every Receiver shall be entitled to remuneration for his services at a rate fixed by agreement between him and GAI (or, failing such agreement, to be conclusively fixed by GAI) commensurate with the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm and without being limited to the maximum rate specified in section 109(6) of the Law of Property Act 1925.

12.      POWER OF ATTORNEY

         12.1    The Chargor hereby irrevocably appoints the following, namely:

                 12.1.1   GAI;

                 12.1.2 each and every person to whom GAI shall from time to time have delegated the exercise of the power of attorney conferred by this clause; and

                 12.1.3 any Receiver appointed hereunder and for the time being holding office as such jointly and also severally to be its attorney or attorneys and in its name and otherwise on its behalf to do all acts and things and to sign, seal, execute, deliver, perfect and do all deeds, instruments, documents, acts and things which may be required for carrying out any obligation imposed on the Chargor by or pursuant to this Debenture (including but not limited to the obligations of the Chargor under clause 4.2 and the statutory covenant referred to in such clause), for carrying any sale, lease or other dealing by GAI or such Receiver into effect, for conveying or transferring any legal estate or other interest in land or other property or otherwise howsoever, for getting in the Charged Property, and generally for enabling GAI and the Receiver to exercise the respective powers conferred on them by or pursuant to this Debenture or by law. GAI shall have full power to delegate the power conferred on it by this clause, but no such delegation shall preclude the subsequent exercise of such power by GAI itself or preclude GAI from making a subsequent delegation thereof to some other person; any such delegation may be revoked by GAI at any time.

         12.2 The power of attorney hereby granted is as regards GAI, its delegates and any such Receiver (and as the Chargor hereby acknowledges) granted irrevocably and for value as part of the security constituted by this Debenture to secure proprietary interests in and the performance of obligations owed to the respective donees within the meaning of the Powers of Attorney Act 1971.





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13.      PROTECTION OF PURCHASERS

         No purchaser or other person dealing with GAI or its delegate or any Receiver appointed hereunder shall be bound to see or inquire whether the right of GAI or such Receiver to exercise any of its or his powers has arisen or become exercisable or be concerned with notice to the contrary, or be concerned to see whether any such delegation by GAI shall have lapsed for any reason or been revoked.

14.      CURRENCY

         For the purpose of or pending the discharge of any of the Secured Obligations GAI may, in its sole discretion, convert any monies received, recovered or realised in any currency under this Debenture (including the proceeds of any previous conversion under this clause) from their existing currency of denomination into any other currency at such rate or rates of exchange and at such time as GAI thinks fit.

15.      APPLICATION

         The Chargor shall have no rights in respect of the application by GAI of any sums received, recovered or realised by GAI under this Debenture.

16.      NOTICES

         Without prejudice to any other method of service of notices and communications provided by law, a demand or notice under this Debenture shall be in writing signed by an officer or agent of GAI and may be served on the Chargor by hand or post and either by delivering the same to any officer of the Chargor at any place or by addressing the same to the Chargor at its registered office or principal place of business last known to GAI; if such demand or notice is sent by pre-paid first class post it shall be deemed to have been received on the day





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
         following the day on which it was posted (ignoring Sundays) and shall be effective notwithstanding it be returned undelivered.

17.      REMEDIES CUMULATIVE ETC

         17.1 The rights, powers and remedies provided in this Debenture are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law or otherwise.

         17.2    No failure on the part of GAI to exercise, or delay on its part in exercising, any of its respective rights, powers and remedies provided by this Debenture or by law (collectively the "Rights") shall operate as a waiver thereof, nor shall any single or partial waiver of any of the Rights preclude any further or other exercise of that one of the Rights concerned or the exercise of any other of the Rights.

         17.3 The Chargor hereby agrees to indemnify GAI and any Receiver against all losses, actions, claims, costs, charges, expenses and liabilities incurred by GAI and by any Receiver (including any substitute delegate attorney as aforesaid) in relation to this Debenture or the Secured Obligations (including, without limitation, the costs, charges and expenses incurred in the carrying of this Debenture into effect or in the exercise of any of the rights, remedies and powers conferred hereby or in the perfection or enforcement of the security constituted hereby or pursuant hereto or in the perfection or enforcement of any other security for or guarantee in respect of the Secured Obligations) or occasioned by any breach by the Chargor of any of its covenants or obligations under this Debenture. The Chargor shall so indemnify GAI and any Receiver on demand and shall pay interest on the sum demanded at the rate per annum of two (2) per cent above the [rate





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
                 specified in the Facilities Agreement] from time to time from the date on which the same was demanded by GAI or any Receiver, as the case may be, and any sum so demanded together with any interest, shall be a charge upon the Charged Property in addition to the monies hereby secured.

18.      PROVISIONS SEVERABLE

         Every provision contained in this Debenture shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby.

19.      GAI'S DISCRETION

         19.1 Any liberty or power which may be exercised or any determination which may be made hereunder by GAI may be exercised or made in the absolute and unfettered discretion of GAI which shall not be under any obligation to give reasons therefor.

         19.2 A certificate by an officer of GAI (i) as to the amount for the time being due to GAI under the Facilities Agreement and
                 (ii) as to any sums payable to GAI hereunder shall (save in the case of manifest error) be conclusive and binding upon the Chargor for all purposes.

20.      AMENDMENTS

         No amendments or waiver of any provision of this Debenture and no consent to any departure by the Chargor therefrom shall in any event be effective unless the same shall be in writing and signed or approved in writing by GAI and then such waiver or





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         consent shall be effective only in the specific instance and for the specific purpose for which it was given.

21.  LAW

     This Debenture shall be governed by and construed in accordance with the provisions of English law.


IN WITNESS whereof the Chargor and GAI have executed this Debenture as a deed the day and year first before written.





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
                                   SCHEDULE 1

                         THE LEGALLY MORTGAGED PROPERTY

EXECUTED AS A DEED by FUTURE      )
SERVICES LIMITED acting by the    )
following signatures              )


                              Director /s/ T. BOWMAN
                                      ----------------------------

                              Director/Secretary /s/ I.P. DAWKINS
                                                ------------------

EXECUTED AS A DEED by GENERAL     )
AUTOMATION INC acting by the      )
following signatures              )

                           /s/ ?????
                           --------------------------------------

                           /s/ ?????
                           --------------------------------------


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